[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

To All Shareholders

Securities Code: 8140

December 4, 2023

(Start of measures for electronic provision: November 27, 2023)

Ryosan Company, Limited

2-3-5 Higashi-Kanda, Chiyoda-ku, Tokyo

Kazuhiko Inaba

Representative Director, President

NOTICE OF CONVOCATION OF THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

We appreciate your continuous support as always.
Ryosan Company, Limited (“Ryosan” or the “Company”) hereby notifies that the Company’s Extraordinary General Meeting of Shareholders will be held as set forth below.
In tandem with this convocation of the Extraordinary General Meeting of Shareholders, the Company is taking measures to provide some items electronically. The details of these measures are posted on the website listed below.

【Ryosan official website】
https://www.ryosan.co.jp/

To view the measures, please access the above website, then click “Investor Relations,” “Information on Shareholders and Shares” and then “General Meetings of Shareholders.”

The information is also posted on the following website:

【Tokyo Stock Exchange website】
https://www2.jpx.co.jp/tseHpFront/JJK010010Action.do?Show=Show

To view the information, please access the above website, enter and search “Ryosan” in the “Security Name (Company Name)” field, or “8140” in the “Code” field, then select “Basic information”, and then “Documents for Public inspection/PR Information.”

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

If you are not going to attend the meeting, you may exercise your voting rights via the Internet or by mail in accordance with the reference material for the Extraordinary General Meeting of Shareholders (pages 6 through 71) and exercise your voting rights by no later than 5:30 p.m. on Monday, December 18, 2023.

1. Date and Time   Tuesday, December 19, 2023, 10:00 a.m.
(Doors are scheduled to open at 9:00 a.m.)

2. Place                   Hall on the 8th floor of Ryosan’s Head Office Building, 2-3-5 Higashi-Kanda, Chiyoda-ku, Tokyo
(Please refer to the “Venue Map” attached at the end of this document.)

3. Meeting Agenda:

Matters to be Resolved:        Proposal 1. Approval of the Share Transfer Plan

 Proposal 2. Partial Amendment to Articles of Incorporation

•	When you attend the meeting, you are kindly asked to submit the enclosed Voting Rights Exercise Form at the reception desk of the venue on the day of the meeting.
•	Pursuant to laws and ordinances, as well as Article 17, Paragraph 2 of the Articles of Incorporation of Ryosan, documents provided in response to requests for documents do not include the following information:
➢	Details of Financial Statements and Other Documents for the Most Recent Business Year of Ryoyo Electro Corporation
•	Should any of the items in the measures for electronic provision require correction, such corrections will be listed on each website.
•	Please understand that the notice of resolutions in the Extraordinary General Meeting of Shareholders will be posted on the Company’s website (https://www.ryosan.co.jp/) in place of sending written notifications to shareholders.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Information on Exercising Voting Rights

You may exercise your voting rights in the following three ways.

Document (Mail)
Please post the enclosed voting form without a stamp after expressing your approval or disapproval of the proposal.
If you do not express your approval or disapproval, we will assume that you expressed your intent to approve the proposal.

Exercise Deadline Date	Your vote shall reach the Company no later than 5:30 p.m. on Monday, December 18, 2023.

Internet

Please access the website designated by us for exercising voting rights (https://www.web54.net), and enter your approval or disapproval in accordance with the on-screen instructions.
(Please see page 5 for details.)

Exercise Deadline Date	You shall complete exercising your voting rights no later than 5:30 p.m. on Monday, December 18, 2023.

(i) To prevent unauthorized access by non-shareholder impersonators and the manipulation of the voting content, we provide a new “voting code” and “password” each time meetings of shareholders are convened.
(ii) If you are voting via the Internet, please note that you will be asked to change the “password” provided in advance on the website for exercising voting rights.
(iii) Shareholders should bear the costs of accessing the website for exercising voting rights (e.g. Internet access fees).

Attendance of Meeting of Shareholders

Please submit the enclosed Voting Rights Exercise Form at the reception desk of the venue.

Date and Time	Tuesday, December 19, 2023, 10:00 a.m. (Doors are scheduled to open at 9:00 a.m.)

Place	Hall on the 8th floor of Ryosan’s Head Office Building, 2-3-5 Higashi-Kanda, Chiyoda-ku, Tokyo
(Please refer to the “Venue Map” attached at the end of this document.)

Methods for Exercising Voting Rights via the Internet, Etc.
If you are voting via the Internet, etc., please acknowledge the following matters in advance.

1. Website for Exercising Voting Rights
Exercise of your voting rights via the Internet is only available by accessing the following website for exercising voting rights.
Online voting
(Address of Website for Exercising Voting Rights)
https://www.web54.net

2. Handing of Exercised Voting Rights
(1) If you use a PC to exercise your voting rights, please access the address above and express approval or disapproval in accordance with the instructions on the screen using the “voting code” and “password” provided in the enclosed voting form.
(2) If you use a smartphone to exercise your voting rights, by scanning the “smartphone use voting right exercise website login” provided in the enclosed voting form, you can exercise your voting rights from the website for exercising voting rights via smartphone without entering “voting code” and “password.” If you make a correction to the content of your vote, you are required to scan the QR code again and enter your “voting code” and “password” provided in the voting form.
(3) If you exercise your voting rights twice, once in writing and once via the Internet, the vote cast via the Internet will be considered a valid exercise of your voting rights. If you exercised your voting rights more than once via the Internet, the final vote will be considered a valid exercise of your voting rights.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

3. Handling of “Password”
(1) The “password” is important information for verifying the identity of voters as shareholders. Please handle it with the same care as you would handle a seal, etc.
(2) If you enter incorrect passwords more than a certain number of times, you will no longer be able to use your password. If you wish to have your “password” reissued, please follow the instructions on the screen.
(3) The “password” provided in the voting form is effective only for this meeting of shareholders.

4. Inquiries about the Operation of Devices such as PC
(1) If you have questions about the use of your PC or other devices in connection with the exercise of voting rights on this Website, please contact:
Sumitomo Mitsui Trust Bank, Limited, Securities Agent Web Support Hotline
[TEL] 0120-652-031 (9:00 a.m. to 9:00 p.m.)
(2) For inquiries other than (1) (address, number of shares, etc.), please contact either of the following as appropriate:
A．If you have an account with a securities company, please contact:
Your securities company
B．If you do not have an account with a securities company (you hold a special account (Tokubetsu Koza)), please contact:
Sumitomo Mitsui Trust Bank, Limited, Stock Transfer Agency Business Planning Dept.
[TEL] 0120-782-031 (9:00 a.m. to 9:00 p.m. Mon.-Fri.)

5. Use of Electronic Voting Platform (To institutional investors)
If you have applied in advance for the use of the electronic voting platform for institutional investors operated by ICJ, Inc., you may use this platform to exercise your voting rights.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Reference Documents for the General Meeting of Shareholders

Proposal and Reference Matters

Proposal 1: Approval of the Share Transfer Plan with Ryoyo Electro Corporation

Ryosan and Ryoyo Electro Corporation (“Ryoyo Electro”; Ryosan and Ryoyo Electro are collectively referred to as the “Companies”) have been in discussions regarding the management integration of the Companies (the “Management Integration”), as disclosed in the “Notice of Execution of a Memorandum of Understanding for Management Integration between Ryoyo Electro Corporation and Ryosan Company, Limited”, dated May 15, 2023, and hereby announce that they have reached an agreement concerning the establishment of Ryoyo Ryosan Holdings, Inc. (the “Joint Holding Company”), which will become the wholly-owning parent company of the Companies, on April 1, 2024 (scheduled) by way of a joint share transfer (kyoudou kabushiki iten) (the “Share Transfer”), and the terms and conditions of the Management Integration, and in accordance with the resolutions of their respective boards of directors held on October 16, 2023, they have entered into a management integration agreement in the spirit of equality (the “Management Integration Agreement”) and have jointly prepared a share transfer plan (the “Share Transfer Plan”).

The implementation of the Management Integration and the Share Transfer is subject to, among other things, the Companies obtaining the approval of their general meetings of shareholders and the permission and authorization of the relevant authorities required for the Management Integration and the Share Transfer.

Accordingly, Ryosan proposes that you approve the Share Transfer Plan. The reasons for the Share Transfer, a summary of the details of the Share Transfer Plan, and other matters relating to this proposal are as follows.

1. Reason for the Share Transfer

(1) Background of the Management Integration

Ryosan is a trading company specializing in the sale of semiconductor and electronic components in its device business and IT equipment in its solutions business. It sells products, such as electronic equipment, to manufacturers in Japan and overseas. Ryosan aims to become a “company that creates confidence and the best fit for society in the electronics domain.” It positioned the innovation of its business model, supplier networks and sales channels as pillars of growth. Ryosan is proceeding with the “promotion of the diversification of its portfolio” through extensive commercial rights acquisitions and channel reform, “deepening its local businesses in the Greater China” through collaboration with local investees, “benefiting from advanced investment products and new investment,” “investing in business transformation”, such as entry into new businesses, including manufacturing based on customer needs, “streamlining existing businesses” by utilizing various digital technologies and “developing business infrastructure”, such as management information development, education, risk management and governance.

Ryoyo Electro is an electronics trading company selling “semiconductors and devices” and offering “ICT and solutions” in its business domain. Ryoyo Electro sells products and provides associated services to electronic equipment manufacturers and users in Japan and overseas. It endeavors to realize its vision of becoming “a company that provides the best solutions for our customers’ issues and problems in a faster and better manner than anyone else.” By leveraging its wide range of upstream and downstream contacts in the supply chain and taking advantage of the market needs, as obtained from end users, Ryoyo Electro expands its relationships with upstream electronics manufacturers; also, by creating unique solutions that combine product, technology and services, it is developing a business model that circulates information and value throughout the supply chain.

As described above, the Companies operate as trading companies in the electronics domain. The environment surrounding the electronics trading industry is undergoing significant changes due to rapid increase in the use of new technologies, with the acceleration of IoT and digital transformation (DX) across society. In line with these changes in the industry environment, the function and role of electronics trading companies is also changing. In addition, while competition among trading companies is intensifying due to the alliances of electronic component manufacturers, such as semiconductor and IT equipment manufacturers, external factors, such as changes in the supply-demand balance in the semiconductor market, trends in the financial markets, rising resource and material prices, and geopolitical risks, are having a significant impact on the business environment and performance. As such, electronics trading companies, while having low profitability, are vulnerable to changes in the external environment.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Based on this recognition, the Companies have aligned their understanding that, in order to achieve a sustainable increase in corporate value and further contribute to all stakeholders, it is necessary not only to establish a solid management base, but also to break through the growth limit of each company and pursue value enhancement across the entire value chain by integrating their respective strengths. The Companies have therefore reached a final agreement regarding the Management Integration through the establishment of the Joint Holding Company.

(2) Purpose of and initiatives for the Management Integration

Through the Share Transfer, the Companies, as a new core group of domestic electronics trading companies, will promote the following initiatives that make maximum use of the management resources, such as good customer relationships and excellent products and solutions, that each of the Companies has built up over the years, within a new framework, and strive to further enhance their corporate value.

[Group management targets for the fiscal year ending March 31, 2029]
Sales Volume: JPY 500 billion; Operating Profit: JPY 30 billion
Expanding quantity
■ Strengthening the customer base and product lines
■ Expanding new contact points with customers
■ Increasing products that match needs
Improving quality
■ Acquiring know-how to meet needs
■ Pursuing uniqueness to respond to needs
■ Expanding business models for customers
Synergy effects by pursuing quantity and quality
■ Grasping customer needs
■ Promoting understanding of common market needs
Creating an optimal structure and fostering a corporate culture
■ (Structure) Accelerating harmony and integration for the unified management of the group
■ (Structure) Establishing a system to realize the provision of new value to customers
■ (Corporate culture) Individual growth and improvement of organizational capabilities

(i) Expanding “quantity” by multiplying the management assets of the Companies

Given the limited overlap in customers and product lines, the Companies will rapidly expand their business base by offering new products to their existing customers and by offering existing products to new customers. By expanding and enhancing new contact points with customers through these initiatives, the Companies will gain an accurate and deep understanding of their customers’ needs. In addition, the Companies will further expand the scale of their business by leveraging the needs identified as a result of these initiatives to offer new products and services.

(ii) Improving “quality” by creating new value

The Companies will further acquire know-how to provide solutions by making the most of their accumulated knowledge to meet the diverse needs of customers identified through the initiatives described in (i) above. The Companies will not only sell products, but also promote the provision of added value that no other company can provide, in order to solve problems and issues faced by customers and the market as a whole. By broadening the scope of the solution domain through these initiatives, the Companies will seek to develop diverse business models and create a new image of electronics trading companies unlike any before.

(iii) Creating an optimal structure and fostering a corporate culture to support the initiatives in (i) and (ii)

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

As an optimal structure to support the initiatives in (i) and (ii) above, the Companies will develop an infrastructure for the unified management of the group and establish a system to realize the provision of new value to customers.

In addition, the Companies will further improve their organizational ability to meet customer needs by fostering a corporate culture in which each and every employee can enhance their “individual” skills and experience both the joy of contributing to customers and personal growth through the active exchange of knowledge and technology among employees of the Companies.

 By combining the strengths of Ryosan, which has key semiconductor products and a solid customer base, with those of Ryoyo Electro, which has extensive experience in ICT fields such as DX and AI, through the initiatives in (i) to (iii) above, the Companies will aim to become a company that customers continue to choose, creating a virtuous cycle by pursuing “quantity” and “quality,” helping solve not only the issues and problems of individual customers but also the common problems and issues of the market as a whole, and seeking to provide new value.

The Companies will promote the above initiatives to realize synergies from the Management Integration as early as possible and aim to achieve a sales volume of JPY 500 billion and an operating profit of JPY 30 billion as the group management’s targets for the fiscal year ending March 31, 2029. In addition, the Companies will continue to consider measures with a view to realize further growth opportunities beyond the scope of electronics trading companies in order to pursue value enhancement throughout the entire value chain, with the ultimate goal of solving the problems of end-users who are “customers of the Companies’ customers.”

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

2. Outline of the details of the share transfer plan

The details of the Share Transfer Plan are as described in the “Share Transfer Plan (Copy)” below.

Share Transfer Plan (copy)

Having reached agreement on a share transfer through the joint transfer of shares, Ryoyo Electro Corporation (“Ryoyo Electro”) and Ryosan Company, Limited (“Ryosan”) jointly formulated the following Share Transfer Plan (the “Plan”):

Article 1 (Share Transfer)

As set forth in the Plan, Ryoyo Electro and Ryosan will execute a joint share transfer to establish a new wholly-owning parent company (the “New Company”), and on the Establishment Date (as defined in Article 7) will execute a share transfer in which the New Company will acquire all issued and outstanding shares of Ryoyo Electro and Ryosan (the “Share Transfer”).

Article 2 (New Company’s Purpose, Trade Name, Location of Head Office, Total Number of Authorized Shares, and Other Matters to be Set Forth in Articles of Incorporation)

1.	The purpose, trade name, location of head office and total number of authorized shares of the New Company shall be as follows:
(1)	Purpose

The purpose of the New Company shall be as described in Article 2 of the Articles of Incorporation in Exhibit 1.

(2)	Trade Name

The trade name of the New Company shall be “リョーサン菱洋ホールディングス株式会社”(Ryosan Ryoyo Horudingusu Kabushiki Kaisha) and shall be indicated in English as Ryoyo Ryosan Holdings, Inc.

(3)	Location of Head Office

The New Company will be headquartered at 3-5, Higashi-Kanda 2-chome, Chiyoda-ku, Tokyo.

(4)	Total Number of Authorized Shares

The total number of shares in the New Company will be 150,000,000 shares.

2.	In addition to the provisions of the preceding paragraph, matters stipulated in the Articles of Incorporation of the New Company shall be as set forth in the Articles of Incorporation attached as Exhibit 1.

Article 3 (Names of Directors and Accounting Auditor at Time of Establishment of New Company)

1.	The names of the Directors at the time of establishment of the New Company (excluding Directors at the time of establishment who are Audit and Supervisory Committee members at the time of establishment) shall be as follows:

Director: Moritaka Nakamura

Director: Kazuhiko Inaba

Director: Shunya Endo

Director: Atuyuki Ohashi

Director: Norihiko Takahashi

Outside Director: Shinya Takada

Outside Director: Haruyoshi Kawabe

Outside Director: Masumi Shiraishi

2.	The names of the Directors at the time of establishment of the New Company who are also Audit and Supervisory Committee members at the time of establishment shall be as follows:

Director: Kiyoshi Waki

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Outside Director: Mahito Ogawa

Outside Director: Motomi Ooi

Outside Director: Sachiko Fukuda

3.	The name of the Accounting Auditor at the time of establishment of the New Company shall be as follows.

Deloitte Touche Tohmatsu LLC

Article 4 (Shares to be Delivered at the Time of the Share Transfer; and Allotment Thereof)

1.	In conjunction with the Share Transfer, the New Company will deliver to the shareholders of Ryoyo Electro’s and Ryosan’s common stock that they respectively hold in Ryoyo Electro and Ryosan common stock immediately prior to the acquisition of all of the issued and outstanding shares of Ryoyo Electro and Ryosan (the “Base Time”), in exchange for such common stock held by the shareholders, the total number of shares in the New Company calculated as the aggregate of: (i) the total number of shares of common stock issued at the Base Time by Ryoyo Electro multiplied by 1; and (ii) the total number of shares of common stock issued at the Base Time by Ryosan multiplied by 1.32.
2.	The New Company will allocate the common stock of the New Company that is delivered pursuant to the preceding paragraph to Ryoyo Electro’s and Ryosan’s common shareholders at the Base Time according to their individual ratio as indicated below:
(1)	To Ryoyo Electro’s shareholders, 1 share of common stock in the New Company per 1 share of common stock held in Ryoyo Electro
(2)	To Ryosan’s shareholders, 1.32 shares of common stock in the New Company per 1 share of common stock held in Ryosan
3.	Any fractions of less than one (1) share resulting from the calculations in the preceding two paragraphs will be treated in accordance with Article 234 of the Companies Act (Law No. 86 of July 26, 2005, as amended), and the provisions of other relevant laws and regulations.

Article 5 (Share Options to be Delivered at the Time of the Share Transfer; and Allotment Thereof)

1.	In conjunction with the Share Transfer, the New Company will deliver to the holders of the third series of share options in Ryoyo Electro (the details of which are as described in Exhibit 2, “Third Series of Share Options (Ryoyo Electro)”) that they respectively hold in Ryoyo Electro as at the Base Time, in exchange for such Third Series of Share Options (Ryoyo Electro) held by the holders, the same number of the first series of share options in the New Company (the details of which are as described in Exhibit 3, “First Series of Share Options (New Company)”) as the total number of share options as at the Base Time.
2.	The New Company will allocate the First Series of Share Options (New Company) that are delivered pursuant to the preceding paragraph to the holders of the Third Series of Share Options (Ryoyo Electro) at the Base Time according to their individual ratio as indicated below.
(1)	One (1) unit of the First Series of Share Options (New Company) per one (1) unit of Third Series of Share Options (Ryoyo Electro)

Article 6 (New Company’s Capital and Reserves)

The amount of capital, reserves, etc. at the time of establishment of the New Company shall be as follows:

(1)	Amount of capital

15 billion yen

(2)	Amount of capital reserve

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

5 billion yen

(3)	Amount of retained earnings reserve

0 yen

(4)	Amount of capital surplus

Remainder after deduction of the total of (1) and (2) above from the change in shareholders’ equity set forth in Article 52.1 of the Regulations on Company Accounting

Article 7 (Incorporation Date of New Company)

The date on which the establishment of the New Company is to be registered (referred to as “Establishment Date” in the Plan) is April 1, 2024. However, this date can be changed by agreement after consultation between Ryoyo Electro and Ryosan when necessitated by procedures for the Share Transfer or other reasons.

Article 8 (General Meeting of Shareholders to Approve the Plan)

Ryoyo Electro and Ryosan shall each hold an extraordinary General Meeting of Shareholders on the date set forth below to seek approval of the Plan and matters necessary for the Share Transfer. However, when necessitated by the procedures for the Share Transfer or other reasons, Ryoyo Electro and Ryosan may, by agreement after consultation, change the dates of the general meetings of shareholders to seek approval of the Plan and resolutions on matters necessary for the Share Transfer.

Ryoyo Electro : December 19, 2023

Ryosan : December 19, 2023

Article 9 (Listing of Shares, Shareholder Registry Administrator)

1.	Ryoyo Electro and Ryosan will perform the procedures required for listing the common stock issued by the New Company on the Prime Market of the Tokyo Stock Exchange, Inc. on the Establishment Date, in consultation with and through the mutual cooperation of Ryoyo Electro and Ryosan.
2.	The administrator of the shareholder registry for the New Company at the time of establishment will be Mitsubishi UFJ Trust and Banking Corporation.

Article 10 (Distribution of Surplus)

1.	Ryoyo Electro may distribute surplus dividends in a maximum of 100 yen per share to Ryoyo Electro’s shareholders and registered stock pledge holders noted or recorded in the final shareholder registry as of March 31, 2024.
2.	Ryosan may distribute surplus dividends respectively as follows: (1) a maximum of 60 yen per share to Ryosan’s shareholders and registered stock pledge holders noted or recorded in the final shareholder registry as of September 30, 2023; and (2) a maximum of 90 yen per share to Ryosan’s shareholders and registered stock pledge holders noted or recorded in the final shareholder registry as of March 31, 2024.
3.	Ryoyo Electro and Ryosan shall not resolve to distribute surplus dividends with a record date prior to the Establishment Date of the New Company during the period after formulation of the Plan until the establishment of the New Company, except as set forth in the preceding two paragraphs.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Article 11 (Management, etc. of Company Assets)

After formulation of the Plan and until the Establishment Date of the New Company, unless stipulated to the contrary in the Plan, Ryoyo Electro and Ryosan shall individually execute their operations and manage and administer their assets with the due care of a prudent manager, shall cause their subsidiaries to execute their operations and manage and administer their assets with the due care of a prudent manager and, unless stipulated to the contrary in the Plan, shall only take actions with potential material impacts on their assets, rights and duties, and cause such actions to be taken after advance consultation and agreement between Ryoyo Electro and Ryosan.

Article 12 (Effect of the Plan)

The Plan shall cease to have effect in the event that: (i) the Plan fails to obtain approval from, or a resolution on matters necessary for the Share Transfer fails to pass, a General Meeting of Shareholders or general meeting of class shareholders of either Ryoyo Electro or Ryosan as set forth in Article 8; (ii) any of the Licenses and Permits etc. from the relevant authorities that are required for execution of the Share Transfer are not obtained by the Establishment Date of the New Company; or (iii) the Share Transfer is cancelled pursuant to the following Article 13.

Article 13 (Amendment of Share Transfer Terms and Cancellation of Share Transfer)

After the formulation of the Plan and until the Establishment Date of the New Company, Ryoyo Electro and Ryosan may amend the terms of the Share Transfer and other content of the Plan and may cancel the Share Transfer by agreement after consultation in the event of: (i) any material change in the assets or business circumstances of Ryoyo Electro or Ryosan; (ii) the identification of events having a material impact on the assets or business circumstances of Ryoyo Electro or Ryosan; (iii) the occurrence or identification of circumstances constituting material impediments to the execution of the Share Transfer; or (iv) other circumstances in which it would be extremely difficult to achieve the purposes of the Plan.

Article 14 (Matters for Consultation)

Any matters not set forth in the Plan and any other matters necessary for the Share Transfer shall be determined upon separate consultation and agreement between Ryoyo Electro and Ryosan in accordance with the intentions of the Plan.

(Blank below)

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

IN WITNESS of the formulation of the Plan, this Document has been prepared in duplicate, and signed and sealed by Ryoyo Electro and Ryosan, with each party to retain one copy.

    October 16, 2023

Ryoyo Electro          : 12-22 Tsukiji 1-chome, Chuo-ku, Tokyo, Japan

Ryoyo Electro Corporation

Moritaka Nakamura, President and Chief Executive Officer [seal]

Ryosan                     : 3-5, Higashi-Kanda 2-chome, Chiyoda-ku, Tokyo, Japan

Ryosan Company, Limited

Kazuhiko Inaba, President and Chief Executive Officer [seal]

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

[Exhibit 1]

Articles of Incorporation

Chapter 1 - General Provisions

Article 1 (Business Name)

The name of the Company shall be “リョーサン菱洋ホールディングス株式会社”(Ryosan Ryoyo Horudingusu Kabushiki Kaisha). The name in English shall be Ryoyo Ryosan Holdings, Inc.

Article 2 (Purpose)

The purposes of the Company shall be, by means of holding shares or interests, to manage and control companies (including foreign companies), partnerships (including those equivalent to partnerships in foreign countries), or other entities engaged in the following businesses, and to conduct the following businesses:

(1) Sales, leasing, manufacturing, processing and intermediary of semiconductor devices, integrated circuits, microcomputers and other electronic components, electronic application equipment, electrical machinery and appliances and other machinery and appliances, medical equipment and related materials, and components thereof;

(2) Sales, leasing, production and construction of software and information systems, and intermediary services thereof;

(3) Information processing services and information provision services;

(4) Telecommunications construction business;

(5) Telecommunications business based on the Telecommunications Business Law;

(6) Freight forwarding business;

(7) Warehousing and warehouse management services;

(8) Secondhand goods dealing under the Secondhand Goods Business Act;

(9) Non-life insurance agency and insurance brokerage business;

(10) Installation and maintenance of equipment related to items (1) through (5) above;

(11) Planning, investigation, research, development and design related to items (1) through (5) above;

(12) Acquisition, management, licensing and transfer of patents, trademarks, design rights, copyrights, know-how and other intellectual property rights related to items (1) through (5) above;

(13) Import/export operations related to items (1) and (2) above;

(14) Consultancy services related to each of the preceding items;

(15) Temporary staffing business related to each of the preceding items;

(16) Buying, selling, leasing, managing and brokering real estate; and

(17) All businesses incidental to the preceding items

Article 3 (Location of Head Office)

The Company’s head office shall be located in Chiyoda-ku, Tokyo.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Article 4 (Company Organs)

The Company shall have the following bodies in addition to the General Meeting of Shareholders and the Directors:

(1) Board of Directors;

(2) Audit and Supervisory Committee; and

(3) Financial Auditor

Article 5 (Method of Public Notice)

The Company’s method of making public notices shall be by electronic public notice; provided, however, that if the Company is unable to give an electronic public notice because of an accident or any other unavoidable reason, the Company’s public notices will be published in the Nihon Keizai Shimbun.

Chapter 2 - Shares

Article 6 (Total Number of Authorized Shares)

The total number of shares authorized to be issued by the Company shall be 150,000,000 shares.

Article 7 (Share Units)

For all classes of shares in the Company, the number of shares per share unit of the Company shall be 100.

Article 8 (Rights of Shareholders Holding Shares of the Company Less Than One Unit)

Shareholders who hold shares of the Company that are less than one unit may not exercise rights other than those listed below with regard to those shares of less than one unit:

(1) The rights listed in the subparagraphs to Article 189, Paragraph (2) of the Companies Act;

(2) The right to make a demand pursuant to the provisions of Article 166, Paragraph (1) of the Companies Act;

(3) The right to receive an allotment of offered shares and offered share acquisition rights in proportion to the number of shares held by the shareholder; and

(4) The right to make a demand as set forth in the following Article 9.

Article 9 (Additional Purchase of Shares Less than One Unit)

A shareholder of the Company who holds shares less than one unit may, as provided for in the Company’s Share Handling Regulations, request the Company to sell to such shareholder a number of shares which will, when combined with the number of shares already held by such shareholder, constitute one share unit.

Article 10 (Shareholder Registry Administrator)

1. The Company shall have a shareholder registry administrator.

2. The shareholder registry administrator and the place at which it handles its business will be determined by a resolution of the Board of Directors or by a Director delegated by a resolution of the Board of Directors and stated in a public notice.

3. The preparation and keeping of the Company’s shareholder registry and registry of share options and other administrative work concerning the shareholder registry and registry of share options will be delegated to the shareholder registry administrator and will not be handled at the Company.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Article 11 (Record Date)

1. The record date for voting rights at the Company’s ordinary General Meeting of Shareholders is March 31 of each year.

2. Notwithstanding the preceding paragraph, when necessary, the Company may, by a resolution of the Board of Directors and the provision of a prior public notice, deem the shareholders or registered pledgees of shares entered or recorded in the final shareholder register as of a certain date as the shareholders or registered pledgees of shares eligible to exercise their rights.

Article 12 (Share Handling Regulations)

Recording or entering matters in the shareholder register and the register of share options, the acquisition or additional purchase of shares of less than one full unit, any other handling and fees with respect to shares or share options, and procedures, etc. upon the exercise of shareholder rights, shall all be in accordance with the laws and regulations or these Articles of Incorporation, as well as the share handling regulations established by the Board of Directors.

Chapter 3 - General Meeting of Shareholders

Article 13 (Convocation)

An ordinary General Meeting of Shareholders shall be convened in June of each year, and extraordinary general meetings of shareholders shall be convened as necessary.

Article 14 (Convener and Chair)

1. Unless otherwise provided in the laws and regulations, general meetings of shareholders shall be convened by the Director previously appointed by the Board of Directors. If such Director is not available, the General Meeting of Shareholders shall be convened by another Director, in accordance with the order set forth in advance by the Board of Directors.

2. Unless otherwise provided in the laws and regulations, a Director previously appointed by the Board of Directors shall serve as chair at general meetings of shareholders. If such Director is not available, another Director shall serve as chair, in accordance with the order set forth in advance by the Board of Directors.

Article 15 (Electronic Provision Measures)

1. When convening a General Meeting of Shareholders, the Company shall provide reference documents for the General Meeting of Shareholders and other relevant information by electronic means.

2. The Company may elect not to include all or part of the matters subject to electronic provision stipulated by the Ministry of Justice ordinance in the documents delivered to shareholders requesting delivery of written documents by the voting rights record date.

Article 16 (Method of Resolution)

1. Except where otherwise provided by the laws and regulations or these Articles of Incorporation, a resolution of a General Meeting of Shareholders shall be made by a majority of the voting rights of the shareholders present at the meeting who are entitled to vote.

2. Resolutions set forth in Article 309, Paragraph (2) of the Companies Act shall be made by at least two-thirds of the voting rights of the shareholders present where shareholders holding at least one-third of the voting rights that may be exercised are present.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Article 17 (Exercising Voting Rights by Proxy)

A shareholder may act as proxy and exercise voting rights for one other shareholder who has voting rights in the Company. In such case, the shareholder or proxy shall submit to the Company a document certifying the proxy rights to the Company for each General Meeting of Shareholders.

Chapter 4 - Directors, Board of Directors and Executive Officers

Article 18 (Number of Directors)

1. The number of Directors of the Company (excluding those who are Audit and Supervisory Committee members) shall be no more than twelve (12).

2. The Company shall have no more than six (6) Directors who are Audit and Supervisory Committee members.

Article 19 (Election of Directors)

1. Directors of the Company shall be appointed at a General Meeting of Shareholders by distinguishing between Audit and Supervisory Committee members and other Directors.

2. Resolutions on the election of a Director shall be made by a majority of the votes of the shareholders present at a meeting where shareholders holding one-third of the voting rights of the shareholders entitled to exercise their votes at such meetings are present.

3. Resolutions for the election of Directors shall not be conducted by cumulative voting.

Article 20 (Directors’ Term of Office)

1. The term of office of a Director (excluding Audit and Supervisory Committee members) shall expire at the close of the ordinary General Meeting of Shareholders held with respect to the final business year ending within one year of their appointment.

2. The term of office of a Director who is an Audit and Supervisory Committee member shall expire at the close of the ordinary General Meeting of Shareholders held with respect to the final business year ending within two years of the Audit and Supervisory Committee member’s appointment.

3. The term of office of a Director who is an Audit and Supervisory Committee member elected as a substitute for a Director who is an Audit and Supervisory Committee member resigning before the expiration of their term of office shall be until the time of expiration of the term of office of the relevant resigned Director who is an Audit and Supervisory Committee member.

Article 21 (Representative Director)

The Board of Directors shall elect a Representative Director from among the Directors (excluding Audit and Supervisory Committee members) by a resolution of the Board of Directors.

Article 22 (Convocation of Board of Directors Meetings)

Notice to convene a Board of Directors meeting will be sent to each Director no later than three days before the day of the meeting. However, this period can be shortened when urgently necessary.

Article 23 (Omission of Resolution at Board of Directors Meeting)

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

The Company will deem a resolution of the Board of Directors to have been passed when the conditions set forth in Article 370 of the Companies Act have been met.

Article 24 (Executive Officers)

The Board of Directors may resolve to appoint Executive Officers. Matters concerning Executive Officers shall be in accordance with the Executive Officer Regulations established by the Board of Directors.

Article 25 (Board of Directors Regulations)

Matters concerning the Board of Directors shall be governed by the Board of Directors Regulations established by the Board of Directors, in addition to applicable laws and regulations and these Articles of Incorporation.

Article 26 (Exemption of Directors From Liability)

1. The Company may, pursuant to Article 426, Paragraph (1) of the Companies Act, and to the extent permitted by laws and regulations, exempt Directors (including former Directors) from liability for damages due to negligence of their duties by way of passing a resolution of the Board of Directors.

2. Pursuant to the provisions of Article 427, Paragraph (1) of the Companies Act, the Company may enter into agreements with Directors (excluding Executive Directors, etc.) to limit their liability to provide compensatory damages due to negligence of their duties; provided, however, that the maximum amount of compensation liability pursuant to such agreements shall be the minimum liability amount stipulated by the laws and regulations.

Article 27 (Delegation of Decisions on Important Execution of Operations)

Pursuant to Article 399–13, Paragraph (6) of the Companies Act, the Company may delegate all or part of its important business execution decisions (excluding the matters listed in the subparagraphs to Article 399–13, Paragraph (5) of the Companies Act) to the Directors by a resolution of the Board of Directors.

Article 28 (Director Remuneration)

Directors’ remuneration, bonuses, and other economic benefits received from the Company as consideration for the performance of their duties shall be determined by a resolution of a General Meeting of Shareholders, distinguishing between Audit and Supervisory Committee members and other Directors.

Chapter 5 - Audit and Supervisory Committee

Article 29 (Convocation of the Audit and Supervisory Committee)

Notice to convene the Audit and Supervisory Committee will be sent to each Auditor no later than three days before the day of the meeting. However, this period can be shortened when urgently necessary.

Article 30 (Regulations of the Audit and Supervisory Committee)

Matters concerning the Audit and Supervisory Committee shall be governed by the Regulations of the Audit and Supervisory Committee established by the Audit and Supervisory Committee, in addition to applicable laws and regulations and these Articles of Incorporation.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Chapter 6 – Accounts

Article 31 (Fiscal Year)

The fiscal year of the Company is from April 1 of each year until March 31 of the following year.

Article 32 (Decision-Making Body for Dividends from Surplus)

The Company may, except as otherwise provided by the laws and regulations, determine the matters set forth in each item of Article 459, Paragraph (1) of the Companies Act by a resolution of the Board of Directors.

Article 33 (Record Date for Dividends of Surplus)

1. The record date for the year-end dividends of the Company shall be March 31 of each year.

2. The record date for interim dividends of the Company shall be September 30 of each year.

3. In addition to the preceding two paragraphs, the Company may declare dividends of surplus by specifying a record date, by way of a resolution of the Board of Directors.

Article 34 (Dividend Exclusion Period)

1. If the assets for distribution are monetary in nature (“Unpaid Dividends”), the Company is released from its obligation to make payment of dividends that have not been received after the elapse of three (3) full years from the payment commencement date.

2. Unpaid Dividends do not attract interest.

Chapter 7 - Supplementary Provisions

Article 35 (Compensation of the Initial Directors)

Notwithstanding the provisions of Article 28, the amount of remuneration, etc. of the Company’s Directors for the period from the date of incorporation of the Company to the conclusion of the first Ordinary General Meeting of Shareholders shall be as follows:

(1) Monetary Compensation to Directors Who are Not Members of the Audit and Supervisory Committee

The total amount of the remuneration, etc. (excluding (3) Monetary Compensation Claims Paid for the Grant of Restricted Stock) shall be no more than 900 million yen per year (not including the portion of employee salary for Directors who concurrently serve as employees, and no more than 100 million yen per year for the total amount of remuneration of Outside Directors).

(2) Compensation to Directors Who are Members of the Audit and Supervisory Committee

The total amount of remuneration, etc. shall not exceed 200 million yen per year.

(3) Monetary Compensation Claims to be Paid for the Grant of Restricted Stock

(a) The total amount of monetary compensation claims to be paid to Directors who are not members of the Audit Committee (excluding Outside Directors, the “Subject Directors”) for the grant of shares with transfer restrictions shall be no more than 200 million yen per year.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(b) The Subject Directors shall, in accordance with a resolution of the Board of Directors, deliver to the Company all of the monetary compensation claims to be paid as assets contributed in-kind, and shall be issued or disposed of with respect to the common stock of the Company. The total number of shares of common stock to be issued or disposed of to the eligible Subject Directors shall not exceed 200,000 shares per year (provided, however, that in the event of a stock split (including an allotment of the Company’s common stock without compensation) or a reverse stock split of the Company’s common stock or other events necessitating adjustment of the total number of shares of the Company’s common stock to be issued or disposed of as Restricted Shares, such total number shall be adjusted to a reasonable extent).

(c) The amount to be paid-in per share of common stock of the Company shall be determined by the Board of Directors based on the closing price of the Company’s common stock on the Tokyo Stock Exchange, Inc. on the business day immediately preceding the date of resolution of each Board of Directors meeting to determine the subscription for such common stock (or, if no trading is effected on such date, the closing price of the immediately preceding trading day) to the extent that is not particularly favorable to the Subject Directors. The issuance or disposal of the Company’s common stock in this manner shall be subject to the execution of a Restricted Share Allotment Agreement (the “Allotment Agreement”) between the Company and each Subject Director, which shall include, in summary, the following terms and conditions (the shares of common stock to be allotted pursuant to the Allotment Agreement shall hereinafter be referred to as the “Allotted Shares”).

(i) The Subject Directors may not transfer, grant security interests in, or otherwise dispose of the Allotted Shares (the “Transfer Restriction”) during the period from the date of delivery of the Allotted Shares to the date on which the relevant Subject Director retires or resigns from his/her position as a Director of the Company or other position determined by the Company’s Board of Directors (the “Transfer Restriction Period”).

(ii) If a Subject Director loses the status described in (i) above before the expiration of the period determined by the Company’s Board of Directors (the “Service Period”), the Company shall automatically acquire all of the Allotted Shares without consideration, unless there is a reason that the Board of Directors deems justifiable.

(iii) Notwithstanding the provision of (i) above, the Company shall cancel the Transfer Restriction for all of the Allotted Shares upon the expiration of the Transfer Restriction Period; provided, however, that if the Subject Director loses the position specified in (i) above before the expiration of the Service Period for reasons deemed justifiable by the Company’s Board of Directors as specified in (ii) above, as of the time immediately following such loss, the Company shall cancel the Transfer Restriction for all of the Allotted Shares held by the relevant Subject Director.

(iv) If, at the time the Transfer Restriction Period expires, there are any Allotted Shares for which the Transfer Restriction has not been lifted pursuant to (iii) above, the Company shall automatically acquire all of such Allotted Shares without consideration; provided, however, that, in the event that, during the Transfer Restriction Period, a merger agreement under which the Company shall become a defunct company, a share exchange agreement, a share transfer plan or any other matters relating to organizational restructuring, etc. under which the Company shall become a wholly-owned subsidiary are approved at a General Meeting of Shareholders of the Company (or by the Board of Directors of the Company if such approval is not required), if, in such reorganization, etc., a corporation related to such reorganization, etc. other than the Company delivers shares of such corporation (limited to those that become shares with transfer restrictions) to the Subject Director, then the provisions set forth in (iv) above shall not apply.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(v) Notwithstanding the provision of (i) above, in the event that a merger agreement under which the Company shall become a defunct company, a share exchange agreement, a share exchange agreement or a share transfer plan or other matters relating to organizational restructuring, etc., are approved by a General Meeting of Shareholders of the Company (or by the Board of Directors of the Company if such approval is not required), the Company shall, by a resolution of the Board of Directors, cancel the Transfer Restriction for a reasonably determined number of the Allotted Shares prior to the effective date of such organizational restructuring, etc. based on the period from the Allocation Date to the approval date of such organizational restructuring, etc. In such case, the Company shall automatically acquire the Allotted Shares for which the Transfer Restriction has not yet been lifted without compensation as of the time immediately after the cancellation of the Transfer Restriction; provided, however, that, if, in such reorganization, etc., a corporation related to such reorganization, etc. other than the Company delivers shares of such corporation (limited to those that become shares with transfer restrictions) to the Subject Director, then the provisions set forth in (v) above shall not apply.

(vi) Other matters relating to the Allotment Agreement shall be determined by the Board of Directors.

Article 36 (Succession to Restrictions on Transfer)

As of April 1, 2024, the Company shall succeed to the position, rights and obligations of Ryoyo Electro under each allotment agreement relating to the restricted stock delivered under the restricted stock compensation plan approved at the 59th Annual General Meeting of Shareholders of Ryoyo Electro held on April 25, 2019.

Article 37 (Deletion of Supplementary Provisions)

These Supplementary Provisions shall be deleted at the conclusion of the Company’s first Ordinary General Meeting of Shareholders.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

[Exhibit 2]

Details of the Third Series of Share Options (Ryoyo Electro)

(1) Name of Share Options           Third Series of Share Options (Ryoyo Electro)

(2) Class and number of shares to be issued upon exercise of Share Options

The type of shares to be issued upon exercise of the Share Options shall be common stock of the Company, and the number of shares to be issued upon exercise of each stock acquisition right (the “Number of Granted Shares”) shall be 100 shares. In the event that the Company conducts a stock split (including a gratis allotment of shares of common stock of the Company; the same shall apply hereinafter to the description of a stock split) or reverse stock split of its common stock after the date of resolution (the “Resolution Date”) on the proposal for subscription for the Share Options, the Number of Granted Shares shall be adjusted in accordance with the following formula.

Number of Granted Shares After Adjustment = Number of Granted Shares Before Adjustment × Ratio of Stock Split or Reverse Stock Split

Any fraction of less than one (1) share resulting from the above adjustment shall be rounded down.

In addition to the above, in the event that the Company conducts a merger, corporate split or share exchange after the Resolution Date, or in other cases where adjustment of the Number of Granted Shares is required pursuant to such cases, the Company may adjust the Number of Granted Shares as deemed necessary by the Company’s Board of Directors.

123,000 shares of the Company’s common stock shall be the maximum number of shares that can be delivered by exercising the Share Options to be issued within one (1) year from the date of the Company’s annual General Meeting of Shareholders for each fiscal year, and if the Number of Granted Shares is adjusted, the maximum number shall be the Number of Granted Shares after adjustment multiplied by the total number of Share Options below.

(3) Amount of assets to be contributed upon exercise of Share Options

The value of assets to be contributed upon the exercise of each stock acquisition right shall be the amount obtained by multiplying the exercise price of one (1) yen per share that can be delivered by exercising each such stock acquisition right by the Number of Granted Shares.

(4) Period during which Share Options may be exercised

The period shall be from February 1, 2019 to January 31, 2059.

(5) Conditions for exercise of Share Options

①	Holders of Share Options may exercise their Share Options within ten (10) days from the day following the day on which they lose their position as a Director of the Company (if the 10th day falls on a holiday, the next business day).
②	Notwithstanding ① above, in the event that a proposal for approval of a merger agreement in which the Company becomes a dissolving company, a proposal for approval of a split agreement or split plan in which the Company becomes a splitting company, or a proposal for approval of a share exchange agreement or share transfer plan in which the Company becomes a wholly-owned subsidiary is approved at a shareholder’s meetings (or resolved by the Board of Directors if no resolution is required at the shareholder’s meetings), the Share Options may be exercised within thirty (30) days from the day following the date of such approval. However, this excludes the case where Share Options of the Reorganized Company are delivered to the holders of Share Options in accordance with the matters concerning the delivery of Share Options in connection with the Reorganization set forth in (9) below.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

③	Other conditions shall be as set forth in the “Share Options Allotment Agreement” to be entered into between the Company and the holders of Share Options.

(6) Matters concerning increase of capital stock and capital reserves in the event of the issuance of shares upon the exercise of Share Options

①	The amount of increase in capital stock in the event of the issuance of shares upon the exercise of the Share Options shall be half of the maximum amount of increase in capital stock, etc., as calculated in accordance with Article 17, Paragraph 1 of the Corporate Accounting Regulations, with any fraction less than one (1) yen resulting from the calculation being rounded up to the nearest yen.
②	The amount of increase in the capital reserves in the event of the issuance of shares upon the exercise of the Share Options shall be the amount obtained by subtracting the amount of the increase in capital as set forth in ① above from the maximum amount of the increase in capital stock, etc. as set forth in ① above.

(7) Acquisition of Share Options

The Company may acquire Share Options without consideration on a date separately determined by the Company’s Board of Directors in the event that the following proposals ①, ②, ③, ④ or ⑤ below are approved at the Company’s General Meeting of Shareholders (in the event that a resolution of a General Meeting of Shareholders is not required, when a decision by the Company’s Board of Directors is made).

①	Proposal for approval of a merger agreement under which the Company will be the disappearing company;
②	Proposal for approval of a split agreement or split plan under which the Company will become the splitting company;
③	Proposal for approval of a share exchange agreement or share transfer plan under which the Company will become a wholly owned subsidiary;
④	Proposal for approval of an amendment to the Articles of Incorporation to provide that the acquisition of all shares issued by the Company by way of transfer shall require the approval of the Company; or
⑤	Proposal for approval of an amendment to the Articles of Incorporation to provide that the acquisition of the class of shares to be issued upon exercise of the Share Options by transfer requires the approval of the Company or that the Company may acquire all the shares of the class by a resolution of the General Meeting of Shareholders

(8) Restriction on acquisition of Share Options by transfer

Acquisition of Share Options by transfer shall require approval by a resolution of the Company’s Board of Directors.

(9) Matters concerning issuance of subscription rights to shares in connection with reorganization

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

In the event of a merger (limited to cases where the Company is dissolved as a result of the merger), absorption-type company split or incorporation-type company split (limited to cases in which the Company is the demerged company, respectively), share exchange or share transfer (limited to cases where the Company becomes a wholly owned subsidiary of another company) (collectively, the “Reorganization”), the Share Options of a company as listed in Article 236, Paragraph 1, Item 8 (a) through (e) of the Companies Act (the “Reorganized Company”) shall be issued to the holders of Share Options remaining (the “Remaining Share Options”) immediately prior to the effective date of the Reorganization (in the event of an absorption-type merger, the date on which the absorption-type merger becomes effective; in the event of an incorporation-type merger, the date on which the incorporation-type merger corporation is established; in the event of an absorption-type split, the date on which the absorption-type split becomes effective; in the event of an incorporation-type split, the date on which the incorporation-type split corporation is established; in the event of a share exchange, the date on which the share exchange becomes effective; and in the event of a share transfer, the date on which the wholly-owning parent company in the share transfer is established; the same shall apply hereinafter.). However, the share subscription rights of the Reorganized Company shall be delivered in accordance with the following items, as long as such delivery is provided for in the absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan:

①	Number of Share Options of the Reorganized Company to be granted

The same number of Share Options as the number of Remaining Share Options held by the holders of Share Options shall be delivered to each such holder.

②	Class of shares of the Reorganized Company to be issued upon exercise of Share Options

The shares shall be common stock of the Reorganized Company.

③	Number of shares of the Reorganized Company to be issued upon exercise of Share Options

To be determined in accordance with (2) above, taking the conditions, etc. of the restructuring transaction into consideration.

④	Amount of assets to be contributed upon exercise of Share Options

The value of assets to be contributed upon the exercise of each stock acquisition right to be delivered shall be the amount obtained by multiplying the post-reorganization exercise price set forth below by the number of shares of the Reorganized Company to be issued for each such stock acquisition right determined in accordance with ③ above. The post-reorganization exercise price shall be one (1) yen per share of the Reorganized Company to be delivered upon the exercise of each stock acquisition right to be granted.

⑤	Period during which Share Options may be exercised

From the later of the commencement date of the period during which Share Options may be exercised as set forth in (4) above or the effective date of the Reorganization, until the expiration date of the period during which Share Options may be exercised as set forth in (4) above.

⑥	Matters concerning increase of capital stock and capital reserves in the event of the issuance of shares upon the exercise of Share Options

To be determined in accordance with (6) above.

⑦	Restriction on acquisition of Share Options by transfer

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Acquisition of Share Options by transfer shall require approval by a resolution of the Reorganized Company’s Board of Directors.

⑧	Conditions for exercise of Share Options

To be determined in accordance with (5) above.

⑨	Acquisition of Share Options

To be determined in accordance with (7) above.

(10) Handling of fractions of less than one (1) share resulting from the exercise of Share Options

Any fraction of less than one (1) share in the number of shares to be issued to the holders of Share Options who exercised their Share Options shall be rounded down.

(11) Date of allotment of Share Options

January 31, 2019

(12) Method of requesting the exercise of Share Options and making payment

①	When exercising Share Options, the shareholder shall fill in the necessary items in a “Share Options Exercise Request Form” in the form prescribed by the Company, affix his/her name thereto and seal or sign the form, and submit it to the place for receiving requests to exercise Share Options as set forth in (13) below.

②	Along with the submission of the “Share Options Exercise Request Form” mentioned in (i) above, the full amount calculated by multiplying the value of the property to be contributed upon the exercise of each stock acquisition right by the number of Share Options to be exercised shall be transferred in cash to the account designated by the Company at the payment handling location set forth in (14) by the date and time specified by the Company in accordance with Article 281, Paragraph 1 of the Companies Act.

(13) Place to receive requests to exercise Share Options

The General Affairs Department of the Company (or the department in charge of the relevant business from time to time)

(14) Payment handling place for money to be contributed upon exercise of Share Options

The Bank of Tokyo-Mitsubishi UFJ, Marunouchi Branch

(or the successor bank of such bank or the successor branch of such branch as may apply from time to time)

(15) Handling of Share Options after exercise

Promptly after the completion of the exercise procedures, the Company shall take the necessary procedures to enter or record the shares to be acquired by the holder of the Share Options upon the exercise of the Share Options in an account in the name of the holder of the Share Options opened in advance with a financial instruments business operator, etc. designated by the Company.

(16) Handling of the revision of terms and conditions and other measures

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

If it becomes necessary to revise any provision of these terms and conditions or take any other measures, these terms and conditions may be amended in a manner the Company deems appropriate to handle related matters in accordance with the provisions of the Companies Act and the purpose of the Share Options, and such amendment shall become an integral part of these terms and conditions.

(17) Public notice of issuance requirements

The Company shall keep a certified copy of the terms and conditions for the issuance of the Share Options at its head office and make it available for inspection by the holders of the Share Options during its business hours.

(18) Others

The Company’s Chairman and Representative Director shall be entrusted with determining the details concerning the issuance and allotment of Share Options, the performance of various procedures necessary for the issuance of Share Options, and other affairs necessary for the issuance of Share Options.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

[Exhibit 3]

Details of First Series of Share Options (New Company)

(1) Name of Share Options          First series of Share Options (Ryoyo Ryosan Holdings, Inc.)

(2) Class and number of shares to be issued upon exercise of Share Options

The type of shares to be issued upon exercise of Share Options shall be common stock of the Company, and the number of shares to be issued upon exercise of each stock acquisition right (the “Number of Granted Shares”) shall be 100 shares. In the event that the Company conducts a stock split (including a gratis allotment of shares of common stock of the Company. The same shall apply hereinafter to the description of a stock split) or reverse stock split of its common stock after the date of allotment of the Share Options, the Number of Granted Shares shall be adjusted in accordance with the following formula:

Number of Granted Shares After Adjustment = Number of Granted Shares Before Adjustment × Ratio of Stock Split or Reverse Stock Split

Any fraction of less than one (1) share resulting from the above adjustment shall be rounded down.

In addition to the above, in the event that the Company conducts a merger, corporate split or share exchange after the allotment, or in other cases where adjustment of the Number of Granted Shares is required pursuant to such cases, the Company may adjust the Number of Granted Shares as deemed necessary by the Company’s Board of Directors.

(3) Amount of assets to be contributed upon the exercise of Share Options

The value of assets to be contributed upon the exercise of each stock acquisition right shall be the amount obtained by multiplying the exercise price of one (1) yen per share that can be delivered by exercising each such stock acquisition right by the Number of Granted Shares.

(4) Period during which Share Options may be exercised

The period shall be from April 1, 2024 to January 31, 2059.

(5) Conditions for exercise of Share Options

①	Holders of Share Options may exercise their Share Options within ten (10) days from the day following the day on which they lose their position as a Director of the Company (if the 10th day falls on a holiday, the next business day).
②	Notwithstanding ① above, in the event that a proposal for approval of a merger agreement in which the Company becomes a dissolving company, a proposal for approval of a split agreement or split plan in which the Company becomes a splitting company, or a proposal for approval of a share exchange agreement or share transfer plan in which the Company becomes a wholly-owned subsidiary is approved at a general meeting of shareholders (or resolved by the Board of Directors if no resolution is required at the general meeting of shareholders), the Share Options may be exercised within thirty (30) days from the day following the date of such approval. However, this excludes the case where Share Options of the Reorganized Company are delivered to the holders of Share Options in accordance with the matters concerning the delivery of Share Options in connection with the Reorganization set forth in (9) below.
③	Other conditions shall be as set forth in the “Share Options Allotment Agreement” to be entered into between the Company and the holders of the Share Options.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(6) Matters concerning increase of capital stock and capital reserves in the event of the issuance of shares upon the exercise of the Share Options

①	The amount of the increase in capital stock in the event of the issuance of shares upon the exercise of the Share Options shall be half of the maximum amount of the increase in capital stock, etc., as calculated in accordance with Article 17, Paragraph 1 of the Corporate Accounting Regulations, with any fraction less than one (1) yen resulting from the calculation being rounded up to the nearest yen.

②	The amount of increase in the capital reserves in the event of the issuance of shares upon the exercise of the Share Options shall be the amount obtained by subtracting the amount of the increase in capital as set forth in ① above from the maximum amount of the increase in capital stock, etc. as set forth in ① above.

(7) Acquisition of Share Options

The Company may acquire Share Options without consideration on a date separately determined by the Company’s Board of Directors in the event that the following proposals ①, ②, ③, ④ or ⑤below are approved at the Company’s General Meeting of Shareholders (in the event that a resolution of a General Meeting of Shareholders is not required, when a decision is made by the Company’s Board of Directors of the Company):

①	Proposal for approval of a merger agreement under which the Company will become a disappearing company;
②	Proposal for approval of a split agreement or split plan under which the Company will become the splitting company;
③	Proposal for approval of a share exchange agreement or share transfer plan under which the Company will become a wholly-owned subsidiary;
④	Proposal for approval of an amendment to the Articles of Incorporation to provide that the acquisition of all shares issued by the Company by way of transfer shall require the approval of the Company; or
⑤	Proposal for approval of an amendment to the Articles of Incorporation to provide that the acquisition of the class of shares to be issued upon exercise of the Share Options by transfer requires the approval of the Company or that the Company may acquire all the shares of the class by a resolution of the General Meeting of Shareholders

(8) Restriction on acquisition of Share Options by transfer

Acquisition of Share Options by transfer shall require approval by a resolution of the Company’s Board of Directors.

(9) Matters concerning issuance of subscription rights to shares in connection with reorganization

In the event of a merger (limited to cases where the Company is dissolved as a result of a merger), absorption-type company split or incorporation-type company split (limited to cases in which the Company is the demerged company, respectively), share exchange or share transfer (limited to cases where the Company becomes a wholly owned subsidiary of another company) (collectively, the “Reorganization”), Share Options of a stock company listed in Article 236, Paragraph 1, Item 8 (a) through (e) of the Companies Act (the “Reorganized Company”) shall be issued to the holders of Share Options remaining (the “Remaining Share Options”) immediately prior to the effective date of the Reorganization (in the event of an absorption-type merger, the date on which the absorption-type merger becomes effective; in the event of an incorporation-type merger, the date on which the incorporation-type merger corporation is established; in the event of an absorption-type split, the date on which the absorption-type split becomes effective; in the event of an incorporation-type split, the date on which the incorporation-type split corporation is established; in the event of a share exchange, the date on which the share exchange becomes effective; and in the event of a share transfer, the date on which the wholly-owning parent company in the share transfer is established; and the same shall apply hereinafter.). However, the share subscription rights of the Reorganized Company shall be delivered in accordance with the following items, as long as such delivery is provided for in the absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

①	Number of Share Options of the Reorganized Company to be granted

The same number of Share Options as the number of Remaining Share Options held by the holders of the Share Options shall be delivered to each such holder.

②	Class of shares of the Reorganized Company to be issued upon exercise of Share Options

The shares shall be common stock of the Reorganized Company.

③	Number of shares of the Reorganized Company to be issued upon exercise of Share Options

To be determined in accordance with (2) above, taking the conditions, etc. of the restructuring transaction into consideration.

④	Amount of assets to be contributed upon exercise of Share Options

The value of assets to be contributed upon the exercise of each stock acquisition right to be delivered shall be the amount obtained by multiplying the post-reorganization exercise price set forth below by the number of shares of the Reorganized Company to be issued for each such stock acquisition right determined in accordance with ③ above. The post-reorganization exercise price shall be one (1) yen per share of the Reorganized Company to be delivered upon the exercise of each stock acquisition right to be granted.

⑤	Period during which Share Options may be exercised

From the later of the commencement date of the period during which Share Options may be exercised as set forth in (4) above or the effective date of the Reorganization, until the expiration date of the period during which the Share Options may be exercised as set forth in (4) above.

⑥	Matters concerning increase of capital stock and capital reserves in the event of the issuance of shares upon the exercise of the Share Options

To be determined in accordance with (6) above.

⑦	Restriction on acquisition of Share Options by transfer

Acquisition of Share Options by transfer shall require approval by a resolution of the Reorganized Company’s Board of Directors.

⑧	Conditions for exercise of Share Options

To be determined in accordance with (5) above.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

⑨	Acquisition of Share Options

To be determined in accordance with (7) above.

(10) Handling of fractions of less than one (1) share resulting from the exercise of Share Options

Any fraction of less than one (1) share in the number of shares to be issued to the holders of Share Options who exercised their Share Options shall be rounded down.

(11) Date of allotment of Share Options

April 1, 2024

(12) Method for requesting the exercise of Share Options and making payment

①	When exercising Share Options, the shareholder shall fill in the necessary items in a “Share Options Exercise Request Form” in the form prescribed by the Company, affix his/her name thereto and seal or sign such form, and submit it to the place designated by the Company for receiving requests to exercise Share Options.
②	Along with the submission of the “Share Options Exercise Request Form” mentioned in ①above, the full amount calculated by multiplying the value of the property to be contributed upon the exercise of each stock acquisition right by the number of Share Options to be exercised shall be transferred in cash to the account designated by the Company by the date and time specified by the Company in accordance with Article 281, Paragraph 1 of the Companies Act.

(13) Handling of Share Options after exercise

Promptly after completion of the exercise procedures, the Company shall take the necessary procedures to enter or record the shares to be acquired by the holder of the Share Options upon the exercise of the Share Options in an account in the name of the holder of the Share Options opened in advance with a financial instruments business operator, etc. designated by the Company.

(14) Handling of the revision of terms and conditions and other measures

If it becomes necessary to revise any provision of these terms and conditions or take any other measures, these terms and conditions may be amended in a manner the Company deems appropriate in order to handle the related matters in accordance with the provisions of the Companies Act and the purpose of the Share Options, and such amendment shall become an integral part of these terms and conditions.

(15) Public Notice of Issuance Requirements

The Company shall keep a certified copy of the terms and conditions for the issuance of Share Options at its head office and make it available for inspection by the holders of Share Options during its business hours.

(16) Others

The Company’s Representative Director shall be entrusted with determining the details concerning the issuance and allotment of Share Options, the performance of various procedures necessary for the issuance of Share Options, and other affairs necessary for the issuance of Share Options.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

3. Matters concerning the reasonableness of the provisions regarding the matters set forth in Article 773, Paragraph 1, Items 5 and 6 of the Companies Act

(1) Matters concerning the shares of the Joint Holding Company to be delivered by the Joint Holding Company to the shareholders of the Companies upon the Share Transfer and the allotment of shares of the Joint Holding Company

①	Details of Allotment pertaining to the Share Transfer (Share Transfer Ratio)

Upon the establishment of the Joint Holding Company through the Share Transfer, the Companies have determined the allotment ratio of common stock of the Joint Holding Company to be allotted and delivered to the respective shareholders of the Companies (the “Share Transfer Ratio”) as follows.

	Ryosan	Ryoyo Electro
Share transfer ratio	1.32	1

(Note 1) Share allotment ratio

1.32 common shares of the Joint Holding Company will be allotted to one common share of Ryosan, and one common share of the Joint Holding Company will be allotted to one common share of Ryoyo Electro. However, the above share transfer ratio may be changed through consultation between the Companies in the event of any material change in the terms and conditions which form the basis of the calculation. If there is a fraction of less than one share in the number of common shares of the Joint Holding Company to be delivered to shareholders of the Companies as a result of the Share Transfer, the amount corresponding to the fraction of less than one share will be paid to such shareholders in accordance with Article 234 of the Companies Act and other related laws and regulations.

(Note 2) Share unit (tangen kabushiki sū) of the Joint Holding Company and treatment of fractional shares (tangen miman kabushiki)

The share unit of the Joint Holding Company is 100 shares.

Shareholders of the Companies who will receive an allotment of the Joint Holding Company’s shares of less than one share unit (100 shares) as a result of the Share Transfer may not sell such shares on the Tokyo Stock Exchange and other financial instruments exchanges (kin’yū shouhin torihikijo). However, shareholders who will hold such fractional shares may request the Joint Holding Company to purchase their fractional shares pursuant to Article 192, Paragraph 1 of the Companies Act. In addition, those shareholders may also request the Joint Holding Company to sell them the number of shares that, together with the number of their fractional shares, will constitute one share unit pursuant to Article 194, Paragraph 1 of the Companies Act and the articles of incorporation of the Joint Holding Company.

(Note 3) Number of new shares to be delivered by the Joint Holding Company upon the Share Transfer (planned)

59,800,000 common shares

The above number is calculated based on the total number of issued shares of Ryosan (25,000,000 shares as of the end of September 2023) and the total number of issued shares of Ryoyo Electro (26,800,000 shares as of the end of July 2023).

②	Grounds and reasons for Details of Allotment pertaining to the Share Transfer

In order to ensure the fairness of the determination of the share transfer ratio as described in 3.(1)①”Details of Allotment pertaining to the Share Transfer (Share Transfer Ratio)” above, Ryosan has appointed Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. (“Mitsubishi UFJ Morgan Stanley Securities”) and Ryoyo Electro has appointed Daiwa Securities Co. Ltd. (“Daiwa Securities”) respectively, as financial advisors and third-party calculation agents independent of the Companies, and the Companies have received a report on the calculation of the share transfer ratio as of October 13, 2023.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

By reference to the advice and results of the calculations by the financial advisors and third-party calculation agents, as well as the legal advice from the legal advisors of the respective Companies as described in 3.(1)④b. and d. “Advice from an independent law firm” below, based on the results of the due diligence conducted by each of the Companies on the other party, and after comprehensive consideration of factors such as the financial conditions, status of assets, future prospects and stock price fluctuations of the Companies, the Companies have, after a series of careful negotiations and deliberations between the Companies in respect of the share transfer ratio, finally determined that the share transfer ratio stated in 3.(1)①”Details of Allotment pertaining to the Share Transfer (Share Transfer Ratio)” above is reasonable, and the share transfer ratio for the Share Transfer has been determined and agreed upon at the meetings of the boards of directors of both Companies held on October 16, 2023.

③	Matters relating to calculation

a. Name of calculation agents and relationship with the Companies

Neither Mitsubishi UFJ Morgan Stanley Securities, the third-party calculation agent of Ryosan, nor Daiwa Securities, the third-party calculation agent of Ryoyo Electro, is a related party of the Companies, and neither of them has a material interest in the Share Transfer that should be stated herein.

b. Outline of calculation

In respect of Ryosan and Ryoyo Electro, Mitsubishi UFJ Morgan Stanley Securities has adopted and made calculations using: (a) the market stock price analysis on the grounds that the shares of the Companies are listed on a financial instruments exchange and their market stock prices are available; (b) the comparable peer company multiple analysis on the grounds that there exist multiple comparable listed peer companies with respect to both Companies and that the stock price is available for comparable peer company multiple analysis; and (c) the discounted cash flow analysis (“DCF Analysis”) in order to reflect the status of future business activities to the assessment.

For the market stock price analysis, the closing price of the share price on the calculation base date on the Tokyo Stock Exchange and the simple average of the closing prices on the respective transaction dates for the respective periods of one (1) month prior to the calculation base date, three (3) months prior to the calculation base date and six (6) months prior to the calculation base date on the Tokyo Stock Exchange have been adopted with the calculation base date of October 13, 2023.

The calculation of prices using the DCF Analysis is based on various factors, such as the profits in the financial prospects and investment plans provided by the management of Ryosan and Ryoyo Electro, all of which have been acknowledged by both Companies to be used for the purpose of the calculation, results of the due diligence conducted on Ryosan and Ryoyo Electro and other information generally made available to the public. For the avoidance of doubt, the financial prospects of the Companies on which the calculations are based do not include those for fiscal years in which significant increases or decreases in profits are expected.

The results of the calculations under each of the above methods are as follows. The results of the calculations of the share transfer ratio below represent the results of the calculations of the number of common shares of the Joint Holding Company to be allotted for one common share of Ryosan where one common share of the Joint Holding Company is allotted for one common share of Ryoyo Electro.

Adopted method	Calculation results of share transfer ratio
Market stock price analysis	1.27 to 1.40
Comparable peer company multiple analysis	0.80 to 1.88
DCF Analysis	1.20 to 2.23

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(Note) The analysis by Mitsubishi UFJ Morgan Stanley Securities and the analysis of the underlying share transfer ratio are provided to the board of directors of Ryosan for its reference only. Such analysis does not constitute a financial opinion or recommendation of Mitsubishi UFJ Morgan Stanley Securities or its affiliates, nor does it provide its approval of the Share Transfer, or an opinion or recommendation to the shareholders of Ryosan or Ryoyo Electro regarding the transfer and acquisition of shares and the exercise of the shareholder rights, including the exercise of voting rights, or their consent to the Share Transfer or any other related matters. Mitsubishi UFJ Morgan Stanley Securities relies on the information that is already publicly available or any information provided by Ryosan or Ryoyo Electro or otherwise obtained for the analysis and calculation of the share transfer ratio, assuming that such information is accurate and complete, and has not independently verified the accuracy and completeness thereof. Also, Mitsubishi UFJ Morgan Stanley Securities assume that the financial prospects reflect the best prospects and judgement currently available with respect to the future financial condition of Ryosan and Ryoyo Electro and has been reasonably prepared and provided by the management of Ryosan and Ryoyo Electro. Mitsubishi UFJ Morgan Stanley Securities has not made or obtained any independent assessment or appraisal of the assets and liabilities (including off-balance sheet assets and liabilities and other contingent liabilities) of Ryosan, Ryoyo Electro or their affiliates, nor has it requested any third-party institution to value or appraise them. Mitsubishi UFJ Morgan Stanley Securities’ analysis is based on economic, financial, market, and other conditions as of the calculation base date of the share transfer ratio calculation report and on information available to Mitsubishi UFJ Morgan Stanley Securities as of such date. Although there is a possibility that an event occurring on or after the date may affect the basis on which the Mitsubishi UFJ Morgan Stanley Securities’ analysis and the share transfer ratio calculation report have been prepared, Mitsubishi UFJ Morgan Stanley Securities is not obligated to update, revise or reconfirm the share transfer ratio calculation report or its analysis. In addition, the preparation of the share transfer ratio calculation report and the underlying analysis therefor was a complex process and is not necessarily suitable for partial analysis or summary description. The valuation ranges based on the specific analysis described herein may not be considered as Mitsubishi UFJ Morgan Stanley Securities’ assessment of the actual value of Ryosan or Ryoyo Electro.

On the other hand, Daiwa Securities has adopted and made calculations using: (a) the market stock price method on the grounds that the shares of the Companies are listed on a financial instruments exchange and their market stock prices are available; and (b) the discounted cash flow method (“DCF Method”) in order to reflect the status of future business activities to the assessment.

 For the market stock price method, the closing price of the share price on the calculation base date on the Tokyo Stock Exchange and the simple average of the closing prices for the respective periods of one (1) month prior to the calculation base date, three (3) months prior to the calculation base date and six (6) months prior to the calculation base date on the Tokyo Stock Exchange have been adopted with the calculation base date of October 13, 2023.

Under the DCF Method, the corporate value is evaluated by discounting future cash flows, etc. based on financial prospects prepared by the Companies to the present value using a certain discount rate. For the avoidance of doubt, the financial prospects of the Companies on which the calculations are based do not include those for fiscal years in which significant increases or decreases in profits are expected.

The results of the calculations under each of the above methods are as follows. The results of the calculations of the share transfer ratio below represent the results of the calculations of the number of common shares of the Joint Holding Company to be allotted for one common share of Ryosan where one common share of the Joint Holding Company is allotted for one common share of Ryoyo Electro.

Adopted method	Calculation results of share transfer ratio
Market stock price method	1.27 to 1.40
DCF Method	0.99 to 1.43

④	Measures for securing fairness

Ryosan has taken the following measures to ensure the fairness of the Share Transfer.

a. Obtaining a share transfer ratio calculation report from an independent third-party calculation agent

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

As stated in 3.(1)②”Grounds and reasons for Details of Allotment pertaining to the Share Transfer” and ③”Matters relating to calculation” above, in order to ensure the fairness and reasonableness of the Share Transfer, Ryosan has appointed Mitsubishi UFJ Morgan Stanley Securities as an independent third-party calculation agent and obtained a share transfer ratio calculation report as a basis for agreeing on the share transfer ratio for the Share Transfer. Ryosan has also negotiated and discussed with Ryoyo Electro by reference to the analysis and advice of Mitsubishi UFJ Morgan Stanley Securities, its financial advisor and third-party calculation agent, and resolved at a meeting of its board of directors held on October 16, 2023, to implement the Share Transfer based on the share transfer ratio described in 3.(1)①”Details of Allotment pertaining to the Share Transfer (Share Transfer Ratio)” above.

b. Advice from an independent law firm

In order to ensure the fairness and appropriateness of the decision-making by its board of directors, Ryosan has received legal advice from Anderson Mori & Tomotsune, a legal advisor independent of the Companies, regarding the procedures for the Share Transfer and the method and process of decision-making by Ryosan. Anderson Mori & Tomotsune is not a related party to the Companies and does not have a material interest in the Management Integration that should be stated herein.

On the other hand, Ryoyo Electro has taken the following measures to ensure the fairness of the Share Transfer.

c. Obtaining a share transfer ratio calculation report from an independent third-party calculation agent

As stated in “3.(1)②Grounds and reasons for Details of Allotment pertaining to the Share Transfer” and ③”Matters relating to calculation” above, in order to ensure the fairness and reasonableness of the Share Transfer, Ryoyo Electro has appointed Daiwa Securities as an independent third-party calculation agent and obtained a share transfer ratio calculation report as a basis for agreeing on the share transfer ratio for the Share Transfer. Ryoyo Electro also negotiated and discussed with Ryosan by reference to the analysis and advice of Daiwa Securities, its financial advisor and third-party calculation agent, and resolved at a meeting of its board of directors held today, to implement the Share Transfer based on the share transfer ratio described in 3.(1)①”Details of Allotment pertaining to the Share Transfer (Share Transfer Ratio)” above.

d. Advice from an independent law firm

In order to ensure the fairness and appropriateness of the decision-making by its board of directors, Ryoyo Electro has obtained legal advice from TMI Associates, a legal advisor independent of the Companies, regarding the procedures for the Share Transfer and the method and process of decision-making by Ryoyo Electro. TMI Associates is not a related party to the Companies and does not have a material interest in the Management Integration that should be stated herein.

⑤	Matters related to application for listing, etc. of the Joint Holding Company

The Companies plan to apply for an initial listing (technical listing) of the shares of the newly established Joint Holding Company on the Prime Market of the Tokyo Stock Exchange. The listing date is expected to be April 1, 2024, the date of registration of the establishment of the Joint Holding Company. The Companies will be delisted from the Tokyo Stock Exchange on March 28, 2024, prior to the listing of the Joint Holding Company, as the Companies will become wholly-owned subsidiaries of the Joint Holding Company through the Share Transfer.

The listing date of the shares of the Joint Holding Company and the delisting date of the Companies will be determined in accordance with the respective rules of the Tokyo Stock Exchange.

⑥	Measures to avoid conflict of interest

No special measures have been taken because no particular conflict of interest arises between Ryosan and Ryoyo Electro with respect to the Share Transfer.

(2) Matters concerning the amount of capital and reserves, etc. of the Joint Holding Company.

Upon the establishment of the Joint Holding Company through the Share Transfer, Ryosan and Ryoyo Electro have determined the amounts of capital and reserves, etc. of the Joint Holding Company as follows:

①	Capital stock	15 billion yen
②	Capital reserve	5 billion yen
③	Legal reserve	0 yen
④	Capital surplus	The amount obtained by subtracting the amounts listed in ① and ②from the amount of changes in shareholders’ equity (as defined in Article 52, Paragraph 1 of Regulation on Corporate Accounting).

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

These amounts of capital stock and reserve were determined within the scope of the provisions of Article 52 of Regulation on Corporate Accounting upon consultation between Ryosan and Ryoyo Electro, taking into consideration and considering the size of the joint holding company and other various circumstances.

4. Matters concerning the reasonableness of the provisions of Article 773, Paragraph 1, Items 9 and 10 of the Companies Act

With respect to the Third Series of Share Options (Ryoyo Electro) already issued by Ryoyo Electro, the Joint Holding Company will allot one (1) First Series of Share Options (New Company) for every one (1) such share option.

The above is provided so that the content of the Share Option issued by Ryoyo Electro and the content of the First Series of Share Options (New Company) will be substantially the same in order to ensure that the holders of the Third Series of Share Options (Ryoyo Electro) will maintain the same rights as before as much as possible after the Share Transfer, and Ryosan has determined that this is appropriate. The Companies have not issued any bonds with share options.

5. Matters relating to Ryoyo Electro

(1) Details of financial statements for Most Recent Business Year (ended January 31, 2023) Ryoyo Electro’s financial statements for the fiscal year ended January 31, 2023 have been omitted in accordance with laws and regulations and Article 17, Paragraph 2 of Ryosan’s Articles of Incorporation, and are available on Ryosan’s website on the Internet (https://www.ryosan.co.jp/) and on the website of the Tokyo Stock Exchange.

(2) Details of events occurring after the end of Most Recent Business Year that have a material impact on the status of Ryoyo Electro’s assets.

N/A.

6. Details of events that materially affect the financial position of Ryosan that occurred after the end of Most Recent Business Year of Ryosan’s business

N/A.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

7. Matters stipulated in Article 74 of the Ordinance for Enforcement of the Companies Act related to Persons who will become directors of the Joint Holding Company (excluding persons who will become directors who are members of the Audit and Supervisory Committee)

The persons who will become directors of the Joint Holding Company (excluding persons who will become directors who are members of the Audit and Supervisory Committee) are as follows.

(1) Number of shares of Ryosan held
Name (Date of birth)	Biography, Positions, Responsibilities and Important Concurrent Positions	(2) Number of shares of Ryoyo Electro held
(3) Number of shares of the Joint Holding Company to be allocated
Apr. 1984 Joined Isetan Co., Ltd. (Currently Isetan Mitsukoshi Ltd.)
Apr. 2011 Director, Executive Officer, General Manager, of Corporate Planning Division, Isetan Mitsukoshi Ltd.
Apr. 2012 Executive Officer, General Manager, Personnel Division, Isetan Mitsukoshi Holdings Ltd.
Apr. 2016 Managing Executive Officer, General Manager, IT & Group Marketing Strategy Headquarters, Isetan Mitsukoshi Holdings Ltd.
	May 2017 Joined Ryoyo Electro as Special Advisor	(1) 0 shares
Moritaka Nakamura (September 7, 1959)	Aug. 2017 Senior Managing Executive Officer in charge of Business Renovation	(2) 48,900 shares (3) 48,900 shares
Dec. 2017 Senior Managing Executive Officer in charge of Sales, Technology, Overseas Marketing and Business Renovation
Mar.2018 Senior Managing Executive Officer in charge of Sales, Technology and Overseas Marketing, General Manager, Sales and Business Development Div., in charge of Business Renovation
Apr. 2018 Representative Director & President
Feb. 2021 Representative Director & Chief Executive Officer (present position)
Reasons for nominating the candidate for Director (excluding persons who will become directors who are members of the Audit and Supervisory Committee).
Mr. Moritaka Nakamura has been engaged in corporate planning, marketing strategy, personnel, and information strategy throughout his career, and he has a wealth of experience, knowledge, and connections cultivated while participate in management as a director. After assuming the position of Representative Director & President of Ryoyo Electro, he continues to utilize these experiences to lead management reform with strong leadership. Therefore, election of Mr. Moritaka Nakamura as a director of the newly established Joint Holding Company is proposed as he is deemed suitable to achieve enhancement of corporate value of the whole group.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(1) Number of shares of Ryosan held
Name (Date of birth)	Biography, Positions, Responsibilities and Important Concurrent Positions	(2) Number of shares of Ryoyo Electro held
(3) Number of shares of the Joint Holding Company to be allocated
Apr. 1990 Joined Ryosan
Jul . 2013 General Manager, 2nd Sales Department
Jun. 2017 Executive Officer, General Manager, Electronic Components Business Headquarters
	Jun. 2019 Director, Senior Executive Officer, General Manager, Electronic Components Business Headquarters	(1) 9,660 shares
Kazuhiko Inaba (June 14, 1967)	Feb. 2020 Representative Director, President, General Manager, Corporate Planning Headquarters, and General Manager, Electronic Components Business Headquarters	(2) 0 shares (3) 12,751 shares
Jun. 2020 Representative Director, President, and General Manager, Electronic Components Business Headquarters
Jun. 2021 Representative Director, President (present position)
Reasons for nominating the candidate for Director (excluding persons who will become directors who are members of the Audit and Supervisory Committee).
Mr. Kazuhiko Inaba has been served as a General Manager, 2nd Sales Department responsible for sales to large size corporations and as an Executive Officer, General Manager, Electronic Components Business Headquarters since joining Ryosan, and currently as a Representative Director, President, Executive Officer, he is demonstrating leadership and he possess a wealth of experience and extensive knowledge cultivated through sales operations and development and promotion of business strategies. Therefore, election of Mr. Kazuhiko Inaba as a director of the newly established Joint Holding Company is proposed as he is deemed suitable to achieve enhancement of corporate value of the whole group.
Mar. 1988 Joined Ryosan
May 2007 General Manager, 1st Nagoya Sales Branch
Nov.2013 Managing Director, Ryosan (Thailand) Co., Ltd.
	Jun. 2016 Executive Officer, General Manager, Central Japan/Tokai Marketing and Sales Headquarters	(1) 3,100 shares
Shunya Endo (February 7, 1967)	Jun. 2020 Executive Officer, General Manager, 1st Domestic Marketing and Sales Headquarters	(2) 0 shares (3) 4,092 shares
Jun. 2021 Director, Executive Officer, General Manager, Sales Planning and Control Headquarters, and General Manager, 1st Domestic Marketing and Sales Headquarters, and General Manager, Engineering Headquarters (present position)
Reasons for nominating the candidate for Director (excluding persons who will become directors who are members of the Audit and Supervisory Committee).
Mr. Shunya Endo has been served as a General Manager, 1st Nagoya Sales Branch, Managing Director, Ryosan (Thailand) Co., Ltd., Executive Officer, General Manager, Central Japan/Tokai Marketing and Sales Headquarters and Executive Officer, General Manager, 1st Domestic Marketing and Sales Headquarters since joining Ryosan, and currently as a Director, Executive Officer, General Manager, Sales Planning and Control Headquarters, and General Manager, 1st Domestic Marketing and Sales Headquarters, and General Manager, Engineering Headquarters, he is demonstrating leadership and he possess a wealth of experience and extensive knowledge of Ryosan’s business in general, including overseas business. Therefore, election of Mr. Shunya Endo as a director of the newly established Joint Holding Company is proposed as he is deemed suitable to achieve enhancement of corporate value of the whole group.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(1) Number of shares of Ryosan held
Name (Date of birth)	Biography, Positions, Responsibilities and Important Concurrent Positions	(2) Number of shares of Ryoyo Electro held
(3) Number of shares of the Joint Holding Company to be allocated
Apr. 1985 Joined Ryoyo Electro
Feb. 2006 Assistant General Manager, Sales Dept. 1, Osaka Branch Office
Aug.2007 General Manager, Sales Dept. 1, Osaka Branch Office, Western Region
Aug.2013 Deputy General Manager, Intelligent System Sales Div.
	Feb. 2015 General Manager, Intelligent System Sales Div.	(1) 0 shares
Atuyuki Ohashi	Feb. 2018 Executive Officer, Western Region	(2) 2,400 shares
(September 27, 1962)	Feb. 2022 Managing Executive Officer in charge of Eastern Region and Western Region	(3) 2,400 shares
April.2022 Managing Executive Officer in charge of Solution Div. and Eastern Region and Western Region
Feb. 2023 Managing Executive Officer in charge of Semiconductor & Device Div. and Solution Div.
Apr. 2023 Director and Managing Executive Officer in charge of Semiconductor & Device Div. and Solution Div. (present position)
Reasons for nominating the candidate for Director (excluding persons who will become directors who are members of the Audit and Supervisory Committee).
Mr. Atuyuki Ohashi has a wide range of experience in both business fields of Ryoyo Electro which are semiconductor and device, and ICT solution. He also has various experiences in various positions at the head office and branches and is currently taking leadership by being in charge of both Divisions, which has given him extensive experience and a broad knowledge of Ryoyo Electro’s business. Therefore, election of Mr. Atuyuki Ohashi as a director of the newly established Joint Holding Company is proposed as he is deemed suitable to achieve enhancement of corporate value of the whole group.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(1) Number of shares of Ryosan held
Name (Date of birth)	Biography, Positions, Responsibilities and Important Concurrent Positions	(2) Number of shares of Ryoyo Electro held
(3) Number of shares of the Joint Holding Company to be allocated
Apr. 1987 Joined Mitsubishi Bank, Limited (currently MUFG Bank, Ltd.)
Oct. 2015 Seconded to Ryosan, General Manager, IR and Public Relations Office
Jun. 2016 Appointed as the Head of the Business Strategy Office at the same company.
Norihiko Takahashi	Jul.2016 Joined Ryosan	(1) 520 shares
（September 20, 1962）	Jun. 2020 Executive Officer, General Manager, Corporate Planning Headquarters, General Manager, Corporate Planning Office	(2) 0 shares (3) 686 shares
Jun. 2021 Executive Officer, General Manager, Corporate Planning Headquarters, General Manager, Corporate Planning Office
Apr. 2023 Executive Officer, General Manager, Corporate Planning Headquarters (present position)
Reasons for nominating the candidate for Director (excluding persons who will become directors who are members of the Audit and Supervisory Committee).
Mr. Norihiko Takahashi has domestic and international experience and achievements during his career at financial institutions. In addition, he also experienced management in corporate planning and strategy department since he joined Ryosan, and he possess a high level of expertise and broad knowledge in areas related to finance, accounting, and business strategy. Therefore, election of Mr. Norihiko Takahashi as a director of the newly established Joint Holding Company is proposed as he is deemed suitable to achieve an enhancement of corporate value of the whole group.
Apr. 1975 Joined Isetan Co., Ltd. (currently Isetan Mitsukoshi Ltd.)
Feb. 1995 General Manager, Sales Policy Department, Sales Division, Isetan Co., Ltd.
Outside Shinya Takada	June 2002 Executive Officer, Manager, General Planning Section, Management Planning Department, Isetan Co., Ltd.	(1) 0 shares (2) 0 shares
(January 8, 1952)	Apr. 2008 Director, Senior Managing Executive Officer, General Manager, Corporate Strategy Headquarters, Isetan Mitsukoshi Holdings Ltd.	(3) 0 shares
Jan. 2010 Representative Director, Senior Managing Executive Officer, General Manager, Corporate Strategy Headquarters, Isetan Mitsukoshi Holdings Ltd.
Jun. 2012 Full-time Corporate Auditor, Isetan Mitsukoshi Holdings Ltd.
Jun. 2017 Outside Director (Member of the Audit and Supervisory Committee), SHOWA CORPORATION (currently Hitachi Astemo, Ltd.)
Apr. 2020 Outside Director, Ryoyo Electro
Apr. 2022 Outside Director & Chairman of the Board of Directors, Ryoyo Electro (present position)
〈Status of important concurrent occupations or positions at other organizations〉
N/A
Reasons for nominating the candidate for Outside Director (excluding persons who will become directors who are members of the Audit and Supervisory Committee) and outline of expected role
Mr. Shinya Takada has experience primarily in the field of corporate planning and strategy in his previous position while being involved in management. After assuming the position of an outside director at Ryoyo Electro, he continues to leverage his experience to provide impartial and objective advice. Therefore, election of Mr. Shinya Takada as an outside director of the newly established Joint Holding Company is proposed in expectation of his role in strengthening the corporate governance and enhancing corporate value of the whole group.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(1) Number of shares of Ryosan held
Name (Date of birth)	Biography, Positions, Responsibilities and Important Concurrent Positions	(2) Number of shares of Ryoyo Electro held
(3) Number of shares of the Joint Holding Company to be allocated
Oct. 1977 Joined Management Work Co., Ltd
Dec.1988 Joined TSD Co., Ltd
Apr. 1993 Senior Managing Director, Neutral Co., Ltd.
Apr. 1996 President and Representative Director, Neutral Co., Ltd.
Outside	Oct. 2010 Representative Director, Intermind Co., Ltd.	(1) 0 shares
Haruyoshi Kawabe	Oct. 2011 Director, CloudLand Co., Ltd.	(2) 0 shares
(February 13, 1956)	Sep. 2015 Executive Officer, Cyberlinks Co., Ltd.	(3) 0 shares
Jan. 2022 Advisor, Cyberlinks Co., Ltd. (present position)
Jun. 2022 Outside Director of Ryosan (present position)
〈Status of important concurrent occupations or positions at other organizations〉
Advisor, Cyberlinks Co., Ltd.
Reasons for nominating the candidate for Outside Director (excluding persons who will become directors who are members of the Audit and Supervisory Committee) and outline of expected role
Mr. Haruyoshi Kawabe has been involved in management in IT services industry for many years. After assuming the position of an outside director at Ryosan, he continues to utilize his extensive experience and broad knowledge as an entrepreneur and business leader to provide effective advice for enhancing transparency and impartiality of management and supervision. Therefore, election of Mr. Haruyoshi Kawabe as an outside director of the newly established Joint Holding Company is proposed in expectation of his role in strengthening the corporate governance and enhancing corporate value of the whole group.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(1) Number of shares of Ryosan held
Name (Date of birth)	Biography, Positions, Responsibilities and Important Concurrent Positions	(2) Number of shares of Ryoyo Electro held
(3) Number of shares of the Joint Holding Company to be allocated
May 1989 Joined NLI Research Institute
Apr. 2001 Senior Researcher, NLI Research Institute
Apr. 2006 Professor, Department of Social Economic Systems, Faculty of Economics, Toyo University
Apr. 2007 Professor, Faculty of Policy Studies, Kansai University (present position)
Jun. 2013 Outside Director, Asahi Kasei Corp.
Jun. 2014 Outside Audit & Supervisory Board Member, Central Nippon Expressway Company Limited
Outside	Jun. 2015 Outside Audit and Supervisory Board Member,	(1) 0 shares
Masumi Shiraishi	NEW KANSAI INTERNATIONAL AIRPORT COMPANY, LTD.	(2) 0 shares
(November 6, 1958)	Apr. 2019 Outside Director, Ryoyo Electro (present position)	(3) 0 shares
Feb. 2021 Outside Audit and Supervisory Board Member, E-SUPPORTLINK, Ltd. (present position)
Jun. 2022 Outside Director, MIKUNI CORPORATION (present position)
〈Status of important concurrent occupations or positions at other organizations〉
Professor, Faculty of Policy Studies, Kansai University
Outside Audit and Supervisory Board Member, E-SUPPORTLINK, Ltd.
Outside Director, MIKUNI CORPORATION
Reasons for nominating the candidate for Outside Director (excluding persons who will become directors who are members of the Audit and Supervisory Committee) and outline of expected role
Although Ms. Masumi Shiraishi has no experience of participating in corporate management other than being an outside officer, she has a wide range of insight based on her extensive experience in private sector, teaching profession and official position, and she has also provided advice from a multifaceted perspective based on her insight, etc. after she assumed office as an outside director of Ryoyo Electro. Therefore, election of Ms. Masumi Shiraishi as an outside director of the newly established Joint Holding Company is proposed in expectation of her role in strengthening the corporate governance and enhancing corporate value of the whole group.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(Note)

1. The number of shares of Ryosan and Ryoyo Electro held by each candidate is based on ownership status as of October 31, 2023, and the number of shares of the Joint Holding Company to be allocated is based on such ownership status, taking into account the share transfer ratio. The actual number of shares of the Joint Holding Company to be allocated may vary depending on the change in number of shares held by each candidate until right before the date of incorporation of the Joint Holding Company.

2. Neither candidate has any special interest in Ryosan or Ryoyo Electro, nor do they plan to have any special interest in the Joint Holding Company.

3. Mr. Shinya Takada, Mr. Haruyoshi Kawabe and Ms. Masumi Shiraishi are candidates for outside director.

4. Mr. Shinya Takada, Mr. Haruyoshi Kawabe and Ms. Masumi Shiraishi meet the requirements for independent directors/auditors as stipulated by the Tokyo Stock Exchange. If each of them is elected and assumes the office as an outside director, such person is planned to be reported to Tokyo Stock Exchange as an independent directors/auditors.

5. If Mr. Shinya Takada, Mr. Haruyoshi Kawabe and Ms. Masumi Shiraishi are elected and assume the office as directors, the Joint Holding Company plans, in accordance with Article 427, Paragraph 1 of the Companies Act, to enter into an agreement to limit his/her liability for damages; the maximum amount of liability for damages under such agreement will be the amount stipulated by laws and regulations.

6. The Joint Holding Company plans to enter into a directors and officers liability insurance contract, as stipulated in Article 430-3, paragraph 1 of the Companies Act, with insurance company. In the event that each candidate is elected and assumed his/her position, such person is planned to become insured under this contract. An overview of the contents of the directors and officers liability insurance contract is as follows:

・The insurance premium will be fully covered by the Joint Holding Company

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

8. Matters stipulated in Article 74-3 of the Ordinance for Enforcement of the Companies Act related to Persons who will become directors who are members of the Audit and Supervisory Committee of the Joint Holding Company

The persons who will be directors who are members of the Audit and Supervisory Committee of the Joint Holding Company are as follows.

(1) Number of shares of Ryosan held
Name (Date of birth)	Biography, Positions, Responsibilities and Important Concurrent Positions	(2) Number of shares of Ryoyo Electro held
(3) Number of shares of the Joint Holding Company to be allocated
Apr. 1983 Joined Mitsubishi Bank, Limited (currently MUFG Bank, Ltd.)
Nov. 2011 Seconded to Ryoyo Electro as General Manager, Corporate Strategy Div.
Feb. 2012 Executive Officer & General Manager, Corporate Strategy Div. and Deputy General Manager, Overseas Marketing Div.
Apr. 2012 Joined Ryoyo Electro
Nov.2012 Executive Officer & General Manager, Overseas Marketing Div.
Feb. 2014 Senior Executive Officer & General Manager, Overseas Marketing Div.
Oct. 2014 Registered as a U.S. Certified Public Accountant,
Kiyoshi Waki (October 22, 1959)	Feb. 2015 Senior Executive Officer & General Manager, Administration Div., Overseas Marketing Div., in charge of CSR Dept.	(1) 0 shares (2) 22,700 shares (3) 22,700 shares
Nov. 2015 Senior Executive Officer & General Manager, Administration Div., in charge of CSR Dept.
Apr. 2016 Director & Senior Executive Officer in charge of Corporate Strategy Div., General Manager, Administration Div., in charge of CSR Dept, and General Manager, Accounting Dept
Feb. 2019 Director & Managing Executive Officer in charge of Corporate Strategy Div., and Administration Div.
Jul. 2019 Representative Director & Senior Managing Executive Officer in charge of Corporate Strategy Div., and Administration Div.
Feb. 2021 Representative Director & Senior Managing Executive Officer in charge of Corporate Strategy Div., and Administration Div.
Feb. 2022 Director & Managing Executive Officer in charge of Internal Auditing Dept., CSR Dept., and Special Assignment.
Apr. 2023 Director & Managing Executive Officer in charge of Administration Div., Internal Auditing Dept., CSR Dept., and Special Assignment. (present position)
Reasons for nominating the candidate for Director who is a member of the Audit and Supervisory Committee
Mr. Kiyoshi Waki has domestic and international experience and achievements during his career at financial institutions. In addition, he also experienced management in corporate planning and strategy department, overseas marketing division and administration division since he joined Ryoyo Electro, and he possess a high level of expertise and broad knowledge in areas related to finance and accounting. Therefore, election of Mr. Kiyoshi Waki as a director who is a member of the Audit and Supervisory Committee of the newly established Joint Holding Company is proposed as he is deemed suitable to enhance transparency and impartiality of the whole group.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(1) Number of shares of Ryosan held
Name (Date of birth)	Biography, Positions, Responsibilities and Important Concurrent Positions	(2) Number of shares of Ryoyo Electro held
(3) Number of shares of the Joint Holding Company to be allocated
Sep. 1983 Joined Pete Marwick Mitchell Accountants Office (currently KPMG AZSA LLC)
Oct. 1996 Partner, Century Audit Corporation (currently KPMG AZSA LLC)
Oct. 2001 Joined Shin Nihon & Co. (currently Ernst & Young ShinNihon LLC)
Jul.2003 Transferred to KPMG FAS Co.
Jul.2005 Director (Partner), KPMG FAS Co.
Outside	Apr. 2008 Auditor, The Japan-England Society (present position)	(1) 0 shares
Mahito Ogawa (January 25, 1961)	Apr. 2008 Representative Director, ACE Consulting K.K. (present position)	(2) 0 shares (3) 0 shares
Apr. 2011 Director, Japan Association of Certified Fraud Examiners
Jan. 2013 Auditor, NPO Think Kids (present position)
Jan. 2013 Outside Director, K.K. CrossVision International
Jun. 2016 Outside Director (Member of the Audit and Supervisory Committee), Ryosan (present position)
Jun. 2017 Outside Auditor, ICHIKEN Co., Ltd.
〈Status of important concurrent occupations or positions at other organizations〉
Auditor, The Japan-England Society
Representative Director, ACE Consulting K.K.
Auditor, NPO Think Kids
Reasons for nominating the candidate for Outside Director who is a member of the Audit and Supervisory Committee and outline of expected role
Mr. Mahito Ogawa has advanced knowledge and broad experience in finance and accounting, which has been cultivated through his career as a certified public accountant over many years. Therefore, election of Mr. Mahito Ogawa as an outside director who is a member of the Audit and Supervisory Committee of the newly established Joint Holding Company is proposed in expectation of his role to provide supervision to enhance transparency and impartiality of management and advice based on his professional expertise as a certified public accountant.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(1) Number of shares of Ryosan held
Name (Date of birth)	Biography, Positions, Responsibilities and Important Concurrent Positions	(2) Number of shares of Ryoyo Electro held
(3) Number of shares of the Joint Holding Company to be allocated
Apr. 1999 Joined Deloitte Touche Tohmatsu (currently Deloitte Touche Tohmatsu LLC)
Jun. 2002 Registered as a Certified Public Accountant
May 2006 Established OI CPA Office
Outside	Jun. 2013 Outside Auditor, C’BON COSMETICS Co., Ltd.	(1)0 shares
Motomi Oi	Apr.2020 Outside Auditor, Ryoyo Electro	(2)0 shares
(July 27, 1977)	Oct. 2021 Supervisory Director, Japan Logistics Fund, Inc. (present position)	(3)0 shares
〈Status of important concurrent occupations or positions at other organizations〉
Certified Public Accountant, OI CPA Office
Supervisory Director, Japan Logistics Fund, Inc.
Reasons for nominating the candidate for Outside Director who is a member of the Audit and Supervisory Committee and outline of expected role
Although she has never been involved in the management of a company in any way other than by being an outside director or officer, Ms. Motomi Oi has extensive expertise in finance, accounting and auditing as a certified public accountant and broad knowledge based on wealth of experience, and she has served as auditor at other companies. Therefore, election of Ms. Motomi Oi as an outside director who is a member of the Audit and Supervisory Committee of the newly established Joint Holding Company is proposed in expectation of her role to provide supervision to enhance transparency and impartiality of management and advice based on her professional expertise as a certified public accountant.
Apr. 1987 Joined Pete Marwick Accountants Office (currently KPMG AZSA LLC)
Mar. 1990 Registered as a Certified Public Accountant
Oct. 1992 Established Sachiko Takaya (Fukuda) Certified Public Accountant Office
Outside	Oct. 2001 Registered as a lawyer,	(1)0 shares
Sachiko Fukuda	Joined Chiba Citizens’ Kyodo Law Office (present position)	(2)0 shares
(July 15, 1962)	Apr. 2018 Representative Audit Committee Member of Narashino City (present position)	(3)0 shares
〈Status of important concurrent occupations or positions at other organizations〉
Registered as a lawyer and certified public accountant, Chiba Citizens’ Kyodo Law Office
Representative Audit Committee Member of Narashino City
Reasons for nominating the candidate for Outside Director who is a member of the Audit and Supervisory Committee and outline of expected role
Although she has never been involved in the management of a company in any way, Ms. Sachiko Fukuda has extensive expertise in finance, accounting and legal which are cultivated through her experience as a certified public accountant and an attorney. Therefore, election of Ms. Sachiko Fukuda as an outside director who is a member of the Audit and Supervisory Committee of the newly established Joint Holding Company is proposed in expectation of her role to provide supervision to enhance transparency and impartiality of management and advice based on her professional expertise as a certified public accountant and an attorney.

 (Note)

1. The number of shares of Ryosan and Ryoyo Electro held by each candidate is based on ownership status as of October 31, 2023, and the number of shares of the Joint Holding Company to be allocated is based on such ownership status, taking into account the share transfer ratio. The actual number of shares of the Joint Holding Company to be allocated may vary depending on the change in number of shares held by each candidate until right before the date of incorporation of the Joint Holding Company.

2. Neither candidate has any special interest in Ryosan or Ryoyo Electro, nor do they plan to have any special interest in the Joint Holding Company.

3. Mr. Mahito Ogawa, Ms. Motomi Ooi and Ms. Sachiko Fukuda are candidates for outside director.

4. Mr. Mahito Ogawa, Ms. Motomi Oi and Ms. Sachiko Fukuda meet the requirements for independent directors/auditors as stipulated by the Tokyo Stock Exchange. If each of them is elected and assumes the office as an outside director, such person is planned to be reported to Tokyo Stock Exchange as an independent directors/auditors.

5. If Mr. Mahito Ogawa, Ms. Motomi Oi and Ms. Sachiko Fukuda are elected and assume the office as directors, the Joint Holding Company plans, in accordance with Article 427, Paragraph 1 of the Companies Act, to enter into an agreement to limit his/her liability for damages; the maximum amount of liability for damages under such agreement will be the amount stipulated by laws and regulations.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

6. The Joint Holding Company plans to enter into a directors and officers liability insurance contract, as stipulated in Article 430-3, paragraph 1 of the Companies Act, with insurance company. In the event that each candidate is elected and assumed his/her position, such person is planned to become insured under this contract. An overview of the contents of the directors and officers liability insurance contract is as follows:

・The insurance premium will be fully covered by the Joint Holding Company

7. If this proposal is approved as proposed, Mr. Kiyoshi Waki will be elected as a director of the Joint Holding Company as a member of the Audit and Supervisory Committee of the Joint Holding Company. Accordingly, he plans to resign as a director of Ryoyo Electro before the effective date of the Share Transfer (March 31, 2024) and assume the position of director who is the member of the Audit and Supervisory Committee of the Joint Holding Company as of the effective date of the Share Transfer (April 1, 2024).

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

9.  Matters stipulated in Article 77 of the Regulation for Enforcement of the Companies Act regarding a person who will be a financial auditor of the Joint Holding Company.

The profile of a person who will serve as a financial auditor of the Joint Holding Company is provided below.

(As of May 31, 2023)

Name	Deloitte Touche Tohmatsu LLC
Location of principal office	Marunouchi Nijubashi Building, 3-2-3 Marunouchi, Chiyoda-ku, Tokyo
	May. 1968	Established Tohmatsu Aoki & Co.
Corporate history	May. 1975	Joined Touche Ross International (now Deloitte Touche Tohmatsu Limited)
	Feb. 1990	Name changed to Deloitte Touche Tohmatsu
	Jul. 2009	Name changed to Deloitte Touche Tohmatsu LLC due to transition to a limited liability audit corporation.
Capital amount: 1,138 million yen
Number of members (certified public accountants): 486
Specified employees: 58
Staff Certified Public Accountants: 2,543
Outline	Persons who passed the Certified Public Accountant Examination, etc. (including assistant accountants): 1,359
Other professionals: 3,309
Administrative staff: 90
Number of companies involved in audits: 3,162

(Note)

We have selected Deloitte Touche Tohmatsu LLC as our candidate for financial auditor because we believe that the said auditing firm has the expertise, independence, and internal control systems required of a financial auditor of the Joint Holding Company and that it is suitable for the position.

Proposal 2: Partial Amendment to the Articles of Incorporation

1.	Reasons for Proposal

To facilitate the administrative procedures related to the convocation of ordinary general meetings of shareholders, the Company has provided the record date for ordinary general meetings of shareholders in Article 13 (Record Date of the Ordinary General Meeting of Shareholders) of the current Articles of Incorporation, pursuant to Article 124, Paragraph 3 of the Companies Act. If proposal 1 above for the approval of the share transfer plan related to the Share Transfer is approved at the Extraordinary General Meeting of Shareholders, and the Share Transfer becomes effective on Monday, April 1, 2024, the Company will have only one shareholder, the Joint Holding Company, making the provisions regarding the record date for the ordinary general meeting of shareholders unnecessary. Therefore, in connection with the abolition of the record date system for the ordinary general meetings of shareholders, the Company will delete Article 13 (Record Date of the Ordinary General Meeting of Shareholders) of the current Articles of Incorporation in its entirety, and move up the numbering of Article 14 and the articles following thereafter by one article (such partial amendment to the Articles of Incorporation is hereinafter referred to as the “Partial Amendment to the Articles of Incorporation”).

This Partial Amendment to the Articles of Incorporation will become effective on Sunday, March 31, 2024, provided that Proposal 1 (Approval of the Share Transfer Plan) is approved in its original form in the Extraordinary General Meeting of Shareholders, and that the Share Transfer Plan to be approved in Proposal 1 above has not lost its effect, or the Share Transfer has not been cancelled by the day before Sunday, March 31, 2024.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

2.	Details of the Amendment

Details of the amendment are as follows.

(Underlines indicate changes.)

Current Articles of Incorporations	Proposed Amendment
Article 1 through Article 12 (Omitted)	Article 1 through to Article 12 (No amendment)
(Record Date of the Ordinary General Meeting of Shareholders)	(Deleted)
Article 13 The record date of the voting rights at the ordinary general meeting of shareholders of the Company shall be March 31 of each year.
Article 14 through Article 35 (Omitted)	Article 13 through to Article 34 (Only numbering amended)

 (Reference)

The dividends from the surplus for the FY ending March 31, 2024 (from April 1, 2023 to March 31, 2024) (year-end dividends) will be paid by the Company to shareholders or to the registered share pledgees whose names are listed or recorded in the final shareholders’ register as of March 31, 2024, in accordance with Article 34, Paragraph 1 of the current Articles of Incorporation (Article 33, Paragraph 1 of the Articles of Incorporation after the Partial Amendment to the Articles of Incorporation).

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Q&A regarding the Management Integration (establishment of a Joint Holding Company)

with Ryoyo Electro Corporation

◇	Background and purpose of the Management Integration
Q.	Please explain the background and purpose of the Management Integration.
A.	In line with the recent changes in the environment surrounding the electronics industry, the function and role of electronics trading companies are also changing, and the competition among trading companies is intensifying. Based on this recognition, in order to achieve a sustainable increase in corporate value and further contribute to all stakeholders, the Companies recognized that it is necessary not only to establish a solid management base, but also to break through the growth limit of each company by integrating their respective strengths and pursuing value enhancement across the entire value chain. Therefore, we have decided to carry out the Management Integration.
Q.	What initiatives are taken through the Management Integration?
A.	The Companies, as a new core group of domestic electronics trading companies, will make maximum use of the management resources, such as good customer relationships and excellent products and solutions, that each of the Companies has built up over the years, within a new framework, expanding “quantitatively” by multiplying the management assets of the Companies, and improving “qualitatively” by creating new value. By combining the strengths of the Companies, the Companies will aim to achieve a sales volume of JPY 500 billion and an operating profit of JPY 30 billion as the group management’s targets for the fiscal year ending March 31, 2029, creating a virtuous cycle by pursuing “quantity” and “quality,” and by helping solve not only the issues and problems of individual customers, but also the common problems and issues of the market as a whole, as well as seeking to further improve their corporate value.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

◇	Holding company
Q.	What is a joint share transfer (kyoudou kabushiki iten)?
A.	A joint share transfer (kyoudou kabushiki iten) means an integration scheme in which a newly established joint holding company will become a wholly-owning parent company, and the existing companies (Ryosan and Ryoyo Electro in the case of the Management Integration) will operate their businesses as wholly-owned subsidiaries with independent legal personalities.
Q.	What is a joint holding company?
A.	A joint holding company means a holding company established for the purpose of holding all the shares of two or more existing companies that are wholly-owned subsidiaries (Ryosan and Ryoyo Electro in the case of the Management Integration) and for managing, supervising and controlling such multiple companies as a wholly-owning parent company.
Q.	Why did you decide to carry out the Management Integration by way of a joint share transfer (kyouodu kabushiki iten)?
A.	A joint share transfer (kyoudou kabushiki iten) is a structure that can exert collaborative effects while maintaining the uniqueness of the Companies’ businesses. Therefore, we determined that this was a desirable way to achieve the desired results.
Q.	Why did you choose the form of “a company with an Audit and Supervisory Committee” as the organization structure of the Joint Holding Company?
A.	We chose the form of “a company with an Audit and Supervisory Committee” to facilitate meaningful discussions within the Board of Directors by speeding up the decision-making process, to strengthen the supervisory functions of the Board of Directors, and improve corporate governance. This can be achieved by including in the Board of Directors the members of the Audit and Supervisory Committee, who play the role of auditing the Directors’ duties.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

◇	Shares
Q.	What will happen to the Ryosan Shares that we currently hold?
A.	The shares of the Company will be delisted on March 28, 2024 as a result of the establishment of the Joint Holding Company by way of the Share Transfer. We are planning to newly list shares on the Prime Market of Tokyo Stock Exchange (technical listing), and shares of the Joint Holding Company will be newly delivered to the Company’s shareholders. 1.32 shares of the Joint Holding Company will be allocated per common share of the Company.
Q.	Should the shareholders take any measures?
A.	The shareholders do not need to take any procedures. The shares of the Joint Holding Company will be automatically allocated to the account currently opened.
Q.	When can Ryosan shares and the shares of the Joint Holding Company be purchased and sold?
A.	The final purchase and sale date of shares of the Company is scheduled to be March 27, 2024. The sale of shares of the Joint Holding Company is scheduled to be permitted on April 1, 2024.

[Translation]

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

<Note>

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